                                                                                                    Registration No. 333-166553

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                       / X /

PRE-EFFECTIVE AMENDMENT NO.      5                                                                                         / X /

POST-EFFECTIVE AMENDMENT NO. ___                                                                                       /    /

OPPENHEIMER MAIN STREET FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices)

303-768-3200

(Registrant's Area Code and Telephone Number)

Robert G. Zack, Esq.
Executive Vice President & General Counsel
OppenheimerFunds, Inc.
Two World Financial Center - 225 Liberty Street
New York, New York 10148
(212) 323-0250

(Name and Address of Agent for Service)

As soon as practicable after the Registration Statement becomes effective.

(Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B, Class C and Class N of Oppenheimer Main Street Fund. No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

This Pre-effective Amendment is being filed to update Parts A and B for the purpose of incorporating changes in accordance with the Commission Staff’s comments to the Registration Statement that was previously filed with the Commission in connection with the proposed merger.

OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND®

6803 South Tucson Way, Centennial, Colorado 80112

1-800-225-5677

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 20, 2010

To the Shareholders of Oppenheimer Principal Protected Main Street Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Principal Protected Main Street Fund (“Principal Protected Main Street Fund”), a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 p.m., Mountain Time, on August 20, 2010, or any adjournments thereof (the “Meeting”). Shareholders will be asked to vote on the following proposals:

1.

To approve an Agreement and Plan of Reorganization between Principal Protected Main Street Fund and Oppenheimer Main Street Fund® (“Main Street Fund”), and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Principal Protected Main Street Fund to Main Street Fund in exchange for Class A, Class B, Class C and Class N shares of Main Street Fund; (b) the distribution of shares of Main Street Fund to the corresponding Class A, Class B, Class C and Class N shareholders of Principal Protected Main Street Fund in complete liquidation of Principal Protected Main Street Fund; and (c) the cancellation of the outstanding shares of Principal Protected Main Street Fund (all of the foregoing being referred to as the “Proposal”); and

2.	To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on June 24, 2010 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Principal Protected Main Street Fund recommends a vote in favor of the Proposal.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,
Robert G. Zack, Secretary

July 1, 2010

____________________________________________________________________________________________

PLEASE VOTE THE ENCLOSED PROXY TODAY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

OPPENHEIMER MAIN STREET FUND

6803 South Tucson Way, Centennial, Colorado 80112

1-800-225-5677

COMBINED PROSPECTUS AND PROXY STATEMENT

Dated July 1, 2010

SPECIAL MEETING OF SHAREHOLDERS OF
OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND®

to be held on August 20, 2010

Acquisition of the Assets of

OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND®

6803 South Tucson Way, Centennial, Colorado 80112

1-800-225-5677

By and in exchange for Class A, Class B, Class C and Class N shares of

OPPENHEIMER MAIN STREET FUND

This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Principal Protected Main Street Fund (“Principal Protected Main Street Fund”), an open-end management investment company, to be voted at a Special Meeting of Shareholders (the “Meeting”) to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) and the transactions contemplated thereby (the “Reorganization”) between Principal Protected Main Street Fund and Oppenheimer Main Street Fund (“Main Street Fund”), an open-end management investment company. This combined Prospectus and Proxy Statement is being delivered on or about July 1, 2010 to shareholders of record of Principal Protected Main Street Fund as of June 24, 2010

This combined Prospectus and Proxy Statement constitutes the Prospectus of Main Street Fund and the Proxy Statement of Principal Protected Main Street Fund filed on Form N-14 with the Securities and Exchange Commission (“SEC”). If shareholders of Principal Protected Main Street Fund vote to approve the Reorganization Agreement and the Reorganization, on the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A) substantially all of the assets of Principal Protected Main Street Fund will be transferred to Main Street Fund in exchange for shares of Main Street Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The Meeting will be held at the offices of OppenheimerFunds, Inc. (the “Manager”) at 6803 South Tucson Way, Centennial, Colorado 80112 on August 20, 2010, at 1:00 p.m., Mountain Time or such other time as the meeting is adjourned to if necessary to solicit additional votes. The Board of Trustees of Principal Protected Main Street Fund is soliciting these proxies on behalf of Principal Protected Main Street Fund. This combined Prospectus and Proxy Statement will first be sent to shareholders on or about July 1, 2010.

If the shareholders of Principal Protected Main Street Fund vote to approve the Reorganization Agreement and the Reorganization, shareholders will receive: Class A shares of Main Street Fund equal in value to the value as of the “Valuation Date,” which is the business day preceding the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A) of the Reorganization, of their Class A shares of Principal Protected Main Street Fund; Class B shares of Main Street Fund equal in value to the value as of the Valuation Date of their Class B shares of Principal Protected Main Street Fund; Class C shares of Main Street Fund equal in value to the value as of the Valuation Date of their Class C shares of Principal Protected Main Street Fund and Class N shares of Main Street Fund equal in value to the value as of the Valuation Date of their Class N shares of Principal Protected Main Street Fund. Principal Protected Main Street Fund will subsequently be dissolved.

This combined Prospectus and Proxy Statement gives information about the Class A, Class B, Class C and Class N shares of Main Street Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information, dated July 1, 2010, relating to the Reorganization, has been filed with the SEC as part of the Registration Statement on Form N-14 (the “Registration Statement”) and is incorporated herein by reference. You may request a free copy by writing to OppenheimerFunds Services (the “Transfer Agent”) at P.O. Box 5270, Denver, Colorado 80217, by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com or by calling toll-free 1-800-225-5677. The Prospectus of Main Street Fund dated December 29, 2009, is enclosed herewith and considered a part of this combined Prospectus and Proxy Statement. It is intended to provide you with information about Main Street Fund. For more information regarding Main Street Fund, in addition to its Prospectus, see the Statement of Additional Information dated December 29, 2009, the annual report dated August 31, 2009 which includes audited financial statements of Main Street Fund for the 12-month period ended August 31, 2009 and management’s discussion of fund performance, and the semi-annual report dated February 28, 2010, which includes unaudited financial statements of Main Street Fund. These documents have been filed with the SEC and are incorporated herein by reference.

For more information regarding Principal Protected Main Street Fund, see the Prospectus of Principal Protected Main Street Fund dated December 29, 2009, as supplemented on January 13, 2010 and March 16, 2010. In addition to its Prospectus, see the Statement of Additional Information of Principal Protected Main Street Fund dated December 29, 2009, as supplemented March 16, 2010, the annual report of Principal Protected Main Street Fund dated August 31, 2009, which includes audited financial statements of Principal Protected Main Street Fund for the 12-month period ended August 31, 2009 and management’s discussion of fund performance, and the semi-annual report dated February 28, 2010, which includes unaudited financial statements of Principal Protected Main Street Fund. These documents have been filed with the SEC and are incorporated herein by reference.

You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1-800-225-5677.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this combined Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated July 1, 2010.

TABLE OF CONTENTS

COMBINED PROSPECTUS AND PROXY STATEMENT

Page

Synopsis

What am I being asked to vote on?

What are the general tax consequences of the Reorganization?

How do the investment objectives and policies of the Funds compare?

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

What are the capitalizations of the Funds and what would the capitalizations be after the Reorganization?

How have the Funds performed?

How do the Principal Risks of Investing in the Funds Differ?

     The Funds’ Overall Risk and Main Risks of Investing
     Additional Principal Investment Strategies of the Funds

     Other Investment Strategies

How do the Account Features and Shareholder Services for the Funds Compare?

     Shares Classes
     Purchases, Redemptions and Exchanges

     Dividends and Distributions

     Other Shareholder Services
     Special Account Features

Other Comparisons between the Funds

Management of the Funds

Investment Management

Pending Litigation

Shareholder Services

Distribution Services

Payments to Financial Intermediaries and Service Providers

Transfer Agency and Custody Services

Shareholder Rights

Information About the Reorganization

How will the Reorganization be carried out?

Who will pay the expenses of the Reorganization?

What are the tax consequences of the Reorganization?

Reasons for the Reorganization

Board Considerations

What are the Fundamental Investment Restrictions of the Funds?

Voting Information

How do I vote?

Who is Entitled to Vote and How are Votes Counted?

Quorum and Required Vote

Solicitation of Proxies

Revoking a Proxy

What other matters will be voted upon at the Meeting?

Additional Information About the Funds

Householding of Reports to Shareholders and Other Fund Documents

Principal Shareholders

Exhibit A: Form of Agreement and Plan of Reorganization

Exhibit B: Principal Shareholders

Enclosures:

Prospectus of Oppenheimer Main Street Fund dated December 29, 2009.

2

SYNOPSIS

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this combined Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and the Prospectus of Main Street Fund which accompanies this combined Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

You are being asked by the Board of Trustees (“the Board”) of Principal Protected Main Street Fund to approve the reorganization of your Fund, Principal Protected Main Street Fund, with and into Main Street Fund (each is referred to as a “Fund” and collectively as the “Funds”). If shareholders of Principal Protected Main Street Fund approve the Reorganization, substantially all of the assets of Principal Protected Main Street Fund will be transferred to Main Street Fund, in exchange for an equal value of shares of Main Street Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Main Street Fund will then be distributed to Principal Protected Main Street Fund shareholders, and Principal Protected Main Street Fund will subsequently be liquidated. If the Reorganization is approved by shareholders of Principal Protected Main Street Fund, you will no longer be a shareholder of Principal Protected Main Street Fund, and, instead, will become a shareholder of Main Street Fund. This exchange will occur on the Closing Date (as such term is defined in the Reorganization Agreement) of the Reorganization.

Approval of the Reorganization means that as a shareholder in Principal Protected Main Street Fund, you will receive Class A, Class B, Class C and/or Class N shares of Main Street Fund, as the case may be, equal in value to the value of the net assets of your Principal Protected Main Street Fund shares transferred to Main Street Fund on the Closing Date. The shares you receive will be issued at net asset value (“NAV”) without a sales charge and will not be subject to any additional contingent deferred sales charge (“CDSC”). However, any CDSC that applies to Principal Protected Main Street Fund shares as of the date of the exchange will carry over to Main Street Fund shares received in the Reorganization.

In considering whether to approve the Reorganization, you should consider, among other things:

(i)	The number of similarities (as well as any differences) between the Funds (as discussed herein) and the relative advantages and disadvantages of each Fund.

(ii)	That the Reorganization would allow you the ability to continue your investment in a fund that resembles the investment style you were seeking when you invested in Principal Protected Main Street Fund.

     In the absence of sufficient votes to approve the Reorganization, the Meeting shall be adjourned until a quorum shall attend. Additional information on voting and quorum requirements is provided in the section “Quorum and Required Vote.”

     Principal Protected Main Street Fund is an open-end, diversified management investment company organized as a Massachusetts business trust in January 2003. Main Street Fund is an open-end, diversified management investment company organized as a Maryland corporation in October 1987. Principal Protected Main Street Fund commenced operations on June 2, 2003. Main Street Fund commenced operations on February 3, 1988. OppenheimerFunds, Inc. (the “Manager”) is the manager for both Principal Protected Main Street Fund and Main Street Fund. As of March 31, 2010, Principal Protected Main Street Fund had approximately $82.6 million in net assets, and Main Street Fund had approximately $6.2 billion in net assets.

     Principal Protected Main Street Fund is a “fund of funds” that invests a portion of its assets in Main Street Fund and a portion of its assets in U.S. Government securities. The Fund had an offering period that ran from May 30, 2003 through July 31, 2003 (the “Offering Period”) and a warranty period (the “Warranty Period”) that began on August 5, 2003 and will run until August 5, 2010 (the “Warranty Date”). During the Warranty Period, the Fund will seek primarily capital preservation, and secondarily high total return, by allocating its assets between an equity portfolio (consisting of Class Y shares of Oppenheimer Main Street Fund) and a debt portfolio (consisting of U.S. Government securities, including zero coupon bonds and certain securities guaranteed by U.S. Government agencies and instrumentalities). The Fund has entered into a Financial Warranty Agreement (the “Warranty Agreement”) pursuant to which the warranty provider (the “Warranty Provider”) has issued, subject to certain conditions, a financial warranty (the “Financial Warranty”) to the Fund. The Financial Warranty attempts to make sure that the value of each shareholder’s account on the Maturity Date will be no less than the value of that shareholder’s account on the second business day after the end of the Offering Period, including net income, if any, earned by the Fund during the Offering Period (reduced by any adjustments to the Warranty Amount permitted under the Warranty Agreement and less any sales charges, extraordinary expenses and the proportional reduction for dividends paid in cash and redemption of Fund shares). The value of the shareholder’s account on the second business day after the end of the Offering Period minus the above-described reductions is referred to as the “Warranty Amount.” In order to avoid having their Warranty Amount reduced, shareholders must reinvest all dividends and distributions received from the Fund to purchase additional shares of the Fund and must not redeem any shares of the Fund during the Warranty Period. If the value of the Fund’s assets on the Maturity Date is insufficient to result in the value of each shareholder’s account being at least equal to the shareholder’s Warranty Amount, the Warranty Provider will pay the Fund an amount sufficient to make sure that each shareholder’s account can be redeemed on the Maturity Date for an amount equal to his or her Warranty Amount. Shareholders must redeem their shares in the Fund on, and only on, the Maturity Date (August 5, 2010) to ensure that they receive the greater of the then-current net asset value of the Fund or their Warranty Amount. However, after the Maturity Date shares of the Fund will not be protected by the Financial Warranty, will be subject to market fluctuations, and will then be redeemable at the Fund’s then-current net asset value, which may be lower than the Warranty Amount.

     In accordance with the Prospectus of Principal Protected Main Street Fund, if shares of the Fund remain outstanding after the Maturity Date, the Board may elect at the recommendation of the Manager and without shareholder approval (1) to have the Fund redeem all issued and outstanding shares and then terminate the Fund, (2) to merge the Fund into Main Street Fund, or (3) to continue the existence of the Fund. The Board believes that a merger into Main Street Fund is in the best interests of Principal Protected Main Street Fund and Main Street Fund and that the interest of the Funds' existing shareholders will not be diluted as a result of the Reorganization.

     Shareholders of Principal Protected Main Street Fund are expected to realize a number of benefits from the proposed Reorganization. Shareholders of Principal Protected Main Street Fund could expect to benefit from being invested in a Fund, Main Street Fund, with a lower effective management fee rate (after consideration of the fees currently incurred indirectly by Principal Protected Main Street Fund through its investment in shares of Main Street Fund) and the benefit of breakpoints that may reduce the effective management fee rate further as assets grow. While total fund operating expenses for Principal Protected Main Street Fund shareholders will decrease after the Warranty Date given that the 0.60% warranty fee will no longer apply, Principal Protected Main Street currently has lower transfer agent fees so its “Other Expenses” as listed in tables below are lower than those for Main Street Fund. However, the Manager believes that this may change significantly after the Warranty Date if a significant number of shareholders elect to redeem their shares on or after the Warranty Date to receive the benefit of the Financial Warranty. This would then cause the transfer agent fee to increase substantially. If Principal Protected Main Street Fund was continued as a stand-alone fund, the Manager expects that Principal Protected Main Street Fund’s expenses would increase over time.

As stated in Principal Protected Main Street Fund’s Prospectus, if the Board chooses to continue the existence of the Fund during the post-warranty period, then the Fund’s investment objectives will be changed by the Board to the single objective of seeking high total return. Main Street Fund’s current investment objective is to seek high total return, therefore the Funds’ investment objectives and overall investment strategies would be identical after the Warranty Date. In addition, part of Principal Protected Main Street Fund’s investment strategy is to invest in an equity portfolio consisting of Class Y shares of Main Street Fund. As of March 31, 2010, approximately 35.33% of Principal Protected Main Street Fund’s invested assets were invested in Main Street Fund, and for any period that Principal Protected Main Street Fund continues as a separate fund it will be fully invested in Main Street Fund after the Warranty Date. Given that continuing the existence of Principal Protected Main Street Fund would result in both Funds having the same investment objective and the same portfolio exposure, shareholders of Principal Protected Main Street Fund would pay a higher management fee to invest in a fund that invests in Main Street Fund, instead of investing directly in Main Street Fund.

OppenheimerFunds Distributors, Inc. (“OFDI”) acts as the principal underwriter in the offering of shares of the Funds, but is not obligated to sell a specific number of shares. Both Principal Protected Main Street Fund and Main Street Fund have adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of providing services to Class A shareholder accounts. Both Funds have adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Further information on distribution is provided in the section titled “Distribution Services.”

The procedures for purchases, redemptions and exchanges of shares of Principal Protected Main Street Fund during the Offering Period and Main Street Fund were generally the same except that shares of Principal Protected Main Street Fund cannot be purchased during the Warranty Period other than by the reinvestment of the Fund’s dividends and distributions in additional shares of the Fund. During the Offering Period, Principal Protected Main Street Fund had a minimum investment of $5,000, and under retirement plans, such as IRAs, pension and profit-sharing plans, the minimum investment was $2,500. Main Street Fund has an initial and subsequent minimum investment amounts for the purchase of shares; these amounts are $1,000 and $50, respectively. Principal Protected Main Street Fund had and Main Street Fund currently has similar sales charge structures. Class B shares of Principal Protected Main Street Fund automatically convert to Class A shares 88 months after purchase and Class B shares of Main Street Fund automatically convert to Class A shares 72 months after purchase. Redemption procedures for both Funds are generally similar. For Principal Protected Main Street Fund, prior to the Maturity Date and during the Post-Warranty Period, shares are redeemed at their net asset value (which may be less than the Warranty Amount) minus any applicable contingent deferred sales charge. Redemption of Fund shares prior to the Maturity Date will reduce your Warranty Amount. For redemptions made on the Maturity Date, the value used in determining your share price will be the greater of (i) the then-current net asset value or (ii) your Warranty Amount per share. Shares of either Fund may be exchanged for shares of the same class of certain other Oppenheimer funds offering such shares. Principal Protected Main Street Fund does not offer the ability to exchange into the Fund during the Warranty Period, and because the Fund is not continuously offering its shares during the Warranty Period, if you exchange your shares of the Fund for shares of another fund you will not be able to exchange back into the Fund during or after the Warranty Period and your exchange will be considered a redemption and will thus reduce your Warranty Amount. Shares of Principal Protected Main Street Fund will not be offered for sale during the Post-Warranty Period. Further information on purchase procedures, exchange rights and redemption procedures is provided in the section titled “Purchases, Redemptions and Exchanges.”

The Manager believes that Main Street Fund has greater prospects for attracting new assets than Principal Protected Main Street Fund would otherwise have as a standalone fund because of its lower management fee and larger asset base. Principal Protected Main Street Fund is a small fund with only approximately $82.6 million in assets (as of March 31, 2010), and in 2007 and 2008, the Fund had net negative asset flows. For the shareholders who remain interested in Principal Protected Main Street Fund after the Warranty Date, it is expected that given the option to invest in Main Street Fund directly, shareholders would likely choose to exchange into Main Street Fund.

The Board of Trustees of Principal Protected Main Street Fund reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganization. Information with respect to, but not limited to, each Fund’s respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of Trustees of Principal Protected Main Street Fund. The Board believes that a merger into Main Street Fund is in the best interests of Principal Protected Main Street Fund and Main Street Fund and that the interests of the Funds’ existing shareholders will not be diluted as a result of the Reorganization.

Based on the considerations discussed above and the reasons more fully described under “Reasons for the Reorganization” (beginning on page 45), together with other relevant factors and information, at meetings held on February 23, 2010 and June 21, 2010, the Board of Trustees of Principal Protected Main Street Fund concluded that the Reorganization would be in the best interests of shareholders of Principal Protected Main Street Fund and that the Fund would not experience any dilution as a result of the Reorganization. The Board of Trustees of Principal Protected Main Street Fund unanimously voted to approve the proposed Reorganization and voted to recommend its approval by the shareholders of Principal Protected Main Street Fund.

The proposed Reorganization was also unanimously approved by the Board of Directors of Main Street Fund following meetings held on February 23, 2010 and June 21, 2010. Shareholders of Main Street Fund do not vote on the Reorganization.

In accordance with the Prospectus of Principal Protected Main Street Fund, during the Post-Warranty Period, which will commence immediately following the Warranty Period, the Fund will invest solely in Class Y shares of Main Street Fund. If the Reorganization is not approved by shareholders of Principal Protected Main Street Fund, then the Fund will continue as a standalone fund investing in Class Y shares of Main Street Fund.

If Principal Protected Main Street Fund continues as a standalone fund investing in Class Y shares of the Main Street Fund, and a number of shareholders redeem their share following the end of the Warranty Period, this could have the effect of increasing the total annual fund operating expenses for Principal Protected Fund to a level that is higher than the total annual fund operating expense for Main Street Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE

TO APPROVE THE REORGANIZATION AGREEMENT

What are the general tax consequences of the Reorganization?

It is expected that shareholders of Principal Protected Main Street Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Main Street Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

For federal income tax purposes, the holding period of your Principal Protected Main Street Fund shares will be carried over to the holding period for Main Street Fund shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date of the Reorganization.

One of the requirements to qualify as a tax-free reorganization under the Internal Revenue Code is that a significant portion of the assets of Principal Protected Main Street Fund continue to be used by Main Street Fund after the Reorganization or that Main Street Fund continues the historic business of Principal Protected Main Street Fund.  Due to the portfolio holdings of both Funds, it is expected that both of these requirements will be satisfied.  As a result, prior to the Reorganization, it is not expected to be necessary for Principal Protected Main Street Fund to sell portfolio securities, other than in the ordinary course of its business as an open-end investment company, that do not conform to the investment objectives, strategies, policies, risks and restrictions of Main Street Fund for purposes of the Reorganization.

For further information about the tax consequences of the Reorganization, please see the section titled “Information About the Reorganization – What are the tax consequences of the Reorganization?”

How do the investment objectives and policies of the Funds compare?

      The chart below compares the Funds’ overall investment objectives, investment strategies, principal risks and other policies.

PRINCIPAL PROTECTED MAIN STREET FUND	MAIN STREET FUND
Investment Objectives

During the Warranty Period, the Fund will seek capital preservation in order to have a net asset value on the Maturity Date at least equal to the Warranty Amount. The Fund seeks high total return as a secondary objective.

The Fund seeks high total return.
Investment Strategies and How Securities are Selected

The Fund is a special type of mutual fund known as a “fund of funds” because it can invest a substantial portion of its assets in other mutual funds. During the Warranty Period, the Manager, will allocate the Fund’s assets, consistent with the Warranty Agreement, between a portfolio of equity securities (the “equity portfolio”) and a portfolio of debt securities (the “debt portfolio”). The equity portfolio will consist of Class Y shares of Oppenheimer Main Street Fund® (referred to as the “Main Street Fund”). The Manager also serves as the investment manager of Main Street Fund. Main Street Fund’s investment objective is to seek high total return by investing mainly in common stocks of U.S. companies of different capitalization ranges. The debt portfolio will principally consist of zero coupon U.S. Government securities, but may also include certain other securities guaranteed by U.S. Government agencies and instrumentalities and securities issued by government sponsored enterprises which are neither guaranteed nor insured by the U.S. Government. The securities in the debt portfolio will have a maturity approximately equal to the period remaining in the Warranty Period.

The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges. The Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000 Index.

The portfolio managers use fundamental research and quantitative models to select securities for the Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•     a fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.

•     quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. The Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for b oth sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Principal Risks

Risks of Investing in Stock, Interest Rate Risk, Credit Risk, Risks Associated with the Financial Warranty, Investment Restrictions Under Warranty Agreement, Risks of Default and Risks Associated with Asset Allocation

Risks of Investing in Stock and Risks of Small- and Mid-sized Companies
Who is the Fund Designed For?

The Fund may be an appropriate investment for you if you:

•	Have an investment time horizon of at least 7 years (measured from the beginning of the Warranty Period)

•	Seek potential for growth but are concerned about capital preservation

•	Want a professionally managed and diversified portfolio

•	Are not seeking current income through cash dividends.

The Fund is designed primarily for investors seeking high total return. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on stock. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Manager
OppenheimerFunds, Inc.	OppenheimerFunds, Inc.
Portfolio Managers
Sergei V. Polevikov	Manind Govil and Benjamin Ram

Principal Protected Main Street Fund is a “fund of funds” that invests a portion of its assets in shares of Main Street Fund and a portion of its assets in U.S. Government securities. Main Street Fund invests in common stocks based on analyses using fundamental research and quantitative models.

As of March 31, 2010, approximately 35.33% of Principal Protected Main Street Fund's portfolio consisted of Class Y shares of Main Street Fund and approximately 64.67% consisted of U.S. Treasury notes. As of March 31, 2010, approximately 98.51% of Main Street Fund’s portfolio consisted of equities and approximately 1.49% consisted of cash and cash equivalents.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

CURRENT AND PRO FORMA FEE TABLES

For Classes A, B, C and N for the 12-month period as of March 31, 2010

Each Fund pays a variety of expenses directly for management of their respective assets, administration and/or distribution of shares and other services. Those expenses are subtracted from each Fund’s assets to calculate the Fund’s net asset value per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges.

The tables below reflect the fees and expenses for each of the Funds and the “pro forma” fees and expenses for the surviving Main Street Fund upon the successful completion of the Reorganization, as of March 31, 2010. The tables are provided to help you understand and compare the fees and expenses of investing in shares of each Fund. The pro forma fees and expenses of the surviving Main Street Fund show what the fees and expenses are expected to be after giving effect to the Reorganization, based on assets as of March 31, 2010. The expenses to be incurred by each Fund in connection with the Reorganization are not included in the combined pro forma fees and expenses below. For more information on these estimated expenses, please see the discussion under “Information About the Reorganization – Who will pay the expenses of the Reorganization?”

(CLASS A SHARES)	Principal Protected Main Street Fund	Main Street Fund	Principal Protected Main Street Fund/Main Street Fund Combined Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None[1]	None[1]	None[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	0.23%	0.24%	0.24%
Warranty Fee	0.60%[7]	0.00%	0.00%
Other Expenses	0.17%	0.33%	0.33%
Acquired Fund Fees and Expenses[6]	0.11%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.50%	1.03%	1.03%
Fee Waiver and Expense Reimbursement[8]	(0.02%)	(0.00%)	(0.00%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.48%	1.03%	1.03%

(CLASS B SHARES5)	Principal Protected Main Street Fund	Main Street Fund	Principal Protected Main Street Fund/Main Street Fund Combined Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%[2]	5%[2]	5%[2]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Warranty Fee	0.60%[7]	0.00%	0.00%
Other Expenses	0.26%	0.60%	0.56%
Acquired Fund Fees and Expenses[6]	0.11%	0.00%	0.00%
Total Annual Fund Operating Expenses	2.36%	2.06%	2.02%
Fee Waiver and Expense Reimbursement[8]	(0.02%)	(0.20%)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	2.34%	1.86%	1.86%

(CLASS C SHARES)	Principal Protected Main Street Fund	Main Street Fund	Principal Protected Main Street Fund/Main Street Fund Combined Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%[3]	1%[3]	1%[3]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Warranty Fee	0.60%[7]	0.00%	0.00%
Other Expenses	0.23%	0.32%	0.32%
Acquired Fund Fees and Expenses[6]	0.11%	0.00%	0.00%
Total Fund Operating Expenses	2.33%	1.78%	1.78%
Fee Waiver and Expense Reimbursement[8]	(0.02%)	(0.00%)	(0.00%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	2.31%	1.78%	1.78%

(CLASS N SHARES)	Principal Protected Main Street Fund	Main Street Fund	Principal Protected Main Street Fund/Main Street Fund Combined Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%[4]	1%[4]	1%[4]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Warranty Fee	0.60%[7]	0.00%	0.00%
Other Expenses	0.19%	0.34%	0.34%
Acquired Fund Fees and Expenses[6]	0.11%	0.00%	0.00%
Total Fund Operating Expenses	1.79%	1.30%	1.30%
Fee Waiver and Expense Reimbursement[8]	(0.02%)	(0.00%)	(0.00%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.77%	1.30%	1.30%

Expenses may vary in future years. “Total Annual Operating Expenses” include the fees directly incurred by Principal Protected Main Street Fund, and “Acquired Fund Fees and Expenses” include the fees indirectly incurred by Principal Protected Main Street Fund through its investment in shares of Main Street Fund (the “Underlying Fund”). The expenses of the Underlying Fund are based on the net annual expense ratio, after giving effect to any waivers or reimbursements, of the Underlying Fund for its last fiscal year. In addition, any material changes to the Principal Protected Main Street Fund's asset allocation in the Underlying Fund during Principal Protected Main Street Fund’s current fiscal year could increase or decrease the “Underlying Fund Operating Expenses.” "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Funds pay.

1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.

2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.

3.	Applies to shares redeemed within 12 months of purchase.

4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

5.

Class B shares of Principal Protected Main Street Fund automatically convert to Class A shares 88 months after purchase. Class B shares of Main Street Fund automatically convert to Class A shares 72 months after purchase.

6.

Under the investment advisory agreement, the Manager receives an advisory fee equal to 0.50% of the average annual net assets of Principal Protected Main Street Fund, reduced by the amount of advisory fees paid to the Manager by Main Street Fund relating to the Fund’s assets invested in Main Street Fund. However, the management fee will not be reduced below zero. The Manager has contractually agreed to further reduce its management fee to 0.25% of average annual net assets for the remainder of the Warranty Period in the event that 100% of the Fund’s assets are completely and irreversibly invested in the debt portfolio to the extent necessary so that total annual operating expenses of the Fund (other than Extraordinary Expenses such as litigation costs) do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares and 1.55% for Class N shares. However, if this reduction in the management fee is not sufficient to reduce total annual operating expenses to these limits, the Manager is not required to subsidize Fund expenses to assure that expenses do not exceed those limits. Furthermore, if the Fund’s total annual operating expenses exceed those limits while the Fund’s assets are completely and irreversibly allocated to the debt portfolio, the Warranty Amount will be reduced by the portion of the Fund’s total annual operating expenses that exceeds those limits.

7.

If the Fund becomes completely and irreversibly invested in the debt portfolio, the Warranty Fee payable by the Fund to the Warranty Provider under the Warranty Agreement will decrease to 0.35% per annum.

8.

The Manager has voluntarily agreed to waive its management fee payable by Principal Protected Main Street Fund by 0.00833% per month in any month following a month where the Fund’s average daily equity allocation was less than 10%. The Manager may amend or terminate that voluntary undertaking at any time. The Transfer Agent has voluntarily undertaken to Main Street Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all share classes. That voluntary undertaking may be amended or withdrawn after one year from the date of Main Street Fund’s Prospectus.

Example. This Example is intended to help you compare the cost of investing in Principal Protected Main Street Fund, Main Street Fund, and the surviving Main Street Fund after the Reorganization with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Principal Protected Main Street Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,023	$1,350	$2,273
Class B	740	1,043	1,473	2,405[2]
Class C	337	734	1,258	2,695
Class N	281	566	976	2,122

Main Street Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$675	$886	$1,114	$1,768
Class B	691	933	1,301	1,880[2]
Class C	282	565	973	2,113
Class N	233	415	717	1,578

Pro Forma Surviving Main Street Fund (Post-Reorganization)

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$675	$886	$1,114	$1,768
Class B	691	924	1,284	1,859[2]
Class C	282	565	973	2,113
Class N	233	415	717	1,578

You would pay the following expenses if you did not redeem your shares:

Principal Protected Main Street Fund

If shares are not redeemed[3]:	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,023	$1,350	$2,273
Class B	240	743	1,273	2,405[2]
Class C	237	734	1,258	2,695
Class N	181	566	976	2,122

Main Street Fund

If shares are not redeemed[3] :	1 Year	3 Years	5 Years	10 Years
Class A	$675	$886	$1,114	$1,768
Class B	191	633	1,101	1,880[2]
Class C	182	565	973	2,113
Class N	133	415	717	1,578

Pro Forma Surviving Main Street Fund (Post-Reorganization)

If shares are not redeemed[3]:	1 Year	3 Years	5 Years	10 Years
Class A	$675	$886	$1,114	$1,768
Class B	191	624	1,084	1,859[2]
Class C	182	565	973	2,113
Class N	133	415	717	1,578

1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges.

2.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares of Main Street automatically convert to Class A shares 72 months after purchase and Class B shares of Principal Protected Main Street Fund automatically convert to Class A shares 88 months after purchase.

3.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B and Class C expenses do not inc lude the contingent deferred sales charges.

Tables showing each Fund’s Annual Total Operating Expenses and expense cost examples for its most recently completed fiscal year can be found, respectively, in the Prospectus of Main Street Fund dated December 29, 2009, and the Prospectus of Principal Protected Main Street Fund dated December 29, 2009, as supplemented March 16, 2010 and January 13, 2010, each of which are incorporated herein by reference.

     The Transfer Agent has voluntarily undertaken to Principal Protected Main Street Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all share classes. That voluntary undertaking may be amended or withdrawn at any time. For Principal Protected Main Street Fund, as of March 31, 2010, no transfer agent fees were waived or reimbursed pursuant to this voluntary undertaking. Under each Fund’s Custody Agreement, each Fund receives certain credits from the Fund’s custodian that, during the Funds’ prior fiscal year, reduced their custodial expenses for all share classes by less than 0.01% of average daily net assets. That undertaking may be amended or withdrawn at any time. The Manager has voluntarily agreed to waive fees and/or reimburse Main Street Fund for expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund. The amounts of these reductions, voluntary waivers, and/or expense reimbursements are based on the percentage allocation of the Funds’ assets in shares of the underlying fund and will fluctuate as the allocation changes. The Manager may amend or withdrawal the voluntary undertakings at any time.

     As shown in the current and pro forma tables above, after the Warranty Date, total fund operating expenses for Principal Protected Main Street Fund shareholders will decrease given that the 0.60% warranty fee will no longer apply. Principal Protected Main Street Fund currently has lower transfer agent fees so its “other expenses” are lower than those for Main Street Fund. This is based on a number of large accounts currently in Principal Protected Main Street Fund which gives the Fund a higher average account size and therefore lower transfer agent fees when measured in basis points. However, the Manager does not believe that this is a fair representation of the expected transfer agent fees when measured in basis points following the end of the Warranty Period. The Manager expects that without the Reorganization into Main Street Fund, most shareholders would redeem their shares at the end of the Warranty Period and this would cause the transfer agent fee when measured in basis points to increase substantially, especially considering the small size of Principal Protected Main Street Fund. If it was to continue as a standalone fund and expected outflows occur, we expect that Principal Protected Main Street Fund’s other expenses measured in basis points would also continue to increase over time.

     Portfolio Turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, Principal Protected Main Street Fund’s portfolio turnover rate was 90% and Main Street Fund’s portfolio turnover rate was 120%.

Fee and Expense Comparison (Class A Shares). The table below shows the current contractual management fee schedule for each of the Funds. As shown in the table, as of March 31, 2010, Main Street Fund’s effective management fee rate was 0.46%, whereas Principal Protected Main Street Fund’s effective fee rate was 0.50% (after consideration of the fees currently incurred indirectly by Principal Protected Main Street Fund through its investment in shares of Main Street Fund, and not taking into account voluntary fee waivers, reductions and/or reimbursements in Principal Protected Main Street Fund for all share classes). Main Street Fund’s fee schedule would be the fee schedule for the combined Funds upon successful completion of the Reorganization.

As of March 31, 2010, Main Street Fund had assets of approximately $6.2 billion and Principal Protected Main Street Fund had assets of approximately $82.6 million. The combined fund will have an asset base of about $6.3 billion (based on assets as of March 31, 2010). The contractual management fee rates for the Funds are set forth in the chart below:

Principal Protected Main Street Fund		Main Street Fund
Assets (in $ million of average annual net assets)	Fee	Assets (in $ million of average annual net assets)	Fee
(flat fee)	0.50%[1]	Up to 200	0.65%
		200 - 350	0.60%
		350 – 500	0.55%
		Over 500	0.45%

Effective fee as of 3/31/10	0.50%	Effective fee as of 3/31/10	0.46%

1      Includes the 0.11% fee incurred indirectly through its investment in shares of Main Street Fund.

The pro forma effective management fee after the Reorganization is estimated to be 0.46%, which would be an approximate 0.04% reduction for Principal Protected Main Street Fund’s shareholders immediately after the Reorganization. The contractual management fee schedules are included above for both Funds. Although the contractual fee schedule for Main Street Fund does have higher rates, after the Reorganization Principal Protected Main Street Fund shareholders will be invested in a fund with a lower effective management fee rate and the benefit of breakpoints that may help reduce the effective management fee rate further as assets grow.

What are the capitalizations of the Funds and what would the capitalizations be after the Reorganization?

The following tables set forth the existing capitalization (unaudited) of Principal Protected Main Street Fund and Main Street Fund as of March 31, 2010, and the expected pro forma combined capitalization of Main Street Fund as of March 31, 2010, as if the Reorganization had occurred on that date.

Principal Protected Main Street Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$24,803,465	2,993,127	$8.29
Class B	$43,589,194	5,345,742	$8.15
Class C	$13,611,824	1,664,872	$8.18
Class N	$611,616	73,506	$8.32
TOTAL	$82,616,099	10,077,247

Main Street Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$4,527,491,405	153,095,247	$29.57
Class B	$403,753,743	14,019,341	$28.80
Class C	$593,077,266	20,732,823	$28.61
Class N	$124,829,193	4,280,207	$29.16
Class Y	$580,493,816	19,596,833	$29.62
TOTAL	$6,229,645,423	211,724,451

Main Street Fund (Pro Forma Surviving Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$4,552,294,870	153,933,966	$29.57
Class B	$447,342,937	15,532,867	$28.80
Class C	$606,689,090	21,208,666	$28.61
Class N	$125,440,809	4,301,178	$29.16
Class Y	$580,493,816	19,596,833	$29.62
TOTAL	$6,312,261,522	214,573,510

* Reflects the issuance of 838,718.90 Class A shares, 1,513,525.97 Class B shares, 475,842.78 Class C shares and 20,971.40 Class N shares of Main Street Fund in a tax-free exchange for the net assets of Principal Protected Main Street Fund, aggregating 2,849,059.05 shares.

How have the Funds performed?

The following past performance information for each Fund is set forth below: (i) a bar chart showing changes in each Fund’s performance for Class A shares from year to year for the last ten calendar years (or less, if applicable) and (ii) tables detailing how the average annual total returns of each Fund’s shares, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The past investment performance of either Fund, before and after taxes, is not necessarily an indication of how either Fund will perform in the future.

Annual Total Returns for Principal Protected Main Street Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer Principal Protected Main Street Fund Annual Total Returns
12/31/04	5.35%
12/31/05	3.10%
12/31/06	14.23%
12/31/07	3.32%
12/31/08	-20.90%
12/31/09	4.19%

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

          For the period from January 1, 2010 through March 31, 2010, the cumulative return (not annualized) before taxes for Class A shares was 1.10%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 6.47% (4 Qtr 06) and the lowest return (not annualized) before taxes for a calendar quarter was -11.06% (1 Qtr 08).

Annual Total Returns for Main Street Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer Main Street Fund Annual Total Returns
12/31/00	- 7.94%
12/31/01	-10.46%
12/31/02	-19.42%
12/31/03	26.95%
12/31/04	9.39%
12/31/05	5.74%
12/31/06	14.91%
12/31/07	4.20%
12/31/08	-38.74%
12/31/09	28.77%

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from January 1, 2010 through March 31, 2010, the cumulative return (not annualized) before taxes for Class A shares was 5.12%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 18.65% (2 Qtr 09) and the lowest return (not annualized) before taxes for a calendar quarter was -22.27% (4 Qtr 08).

Principal Protected Main Street Fund
Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception June 2, 2003) Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of fund s hares	-1.80% -1.80% -1.17%	-1.12% -2.11% -0.97%	3.65% 0.66% 1.25%
Class B Shares (inception June 2, 2003)	-1.68%	-0.98%	1.79%
Class C Shares (inception June 2, 2003)	2.19%	-0.70%	1.71%
Class N Shares (inception June 2, 2003)	2.91%	-0.14%	2.27%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	4.31%[1]

1.	From 5/31/2003

Main Street Fund
Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years	10 Years (or Life of Class, if less)
Class A Shares (inception 2/3/88) Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of fund shares	21.36% 21.18% 14.08%	-1.20% -2.06% -1.13%	-1.40% -2.00% -1.28%
Class B Shares (inception 10/3/94)	22.73%	-1.13%	-1.17%
Class C Shares (inception 12/1/93)	26.85%	-0.77%	-1.56%
Class N Shares (inception 3/1/01)	27.45%	-0.31%	0.38%
Class Y Shares (inception 11/1/96)	29.48%	0.43%	-0.49%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	-0.95% 0.69%[1]

1 For the period from 03/01/2001 to 12/31/09.

The average annual total returns of Class A shares since the Funds’ respective inception dates were 2.47% for Principal Protected Main Street Fund and 10.85% for Main Street Fund. The average annual total returns of Class A shares for Main Street Fund since Principal Protected Main Street Fund’s inception date, June 2, 2003, was 3.65%.

For each Fund, the average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares of Main Street Fund automatically convert to Class A shares 72 months after purchase and Class B shares of Principal Protected Main Street Fund automatically convert to Class A shares 88 months after purchase, Class B "life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.

Both Funds' performance is compared to the Standard & Poor’s 500 Index, an unmanaged index of U.S. equity securities. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s investments vary from those in the index.

Management's Discussion of Main Street Fund’s Performance. A discussion of the performance of Main Street Fund can be found in its annual report dated August 31, 2009, which is incorporated herein by reference.

HOW DO the Principal Risks of InvestING in the Funds differ?

The Funds’ Overall Risk and Main Risks of Investing

Like all investments, an investment in either Fund involves risk. There is no assurance that either Fund will meet its investment objective. The achievement of the Funds’ goals depends upon market conditions, generally, and on each Fund’s portfolio manager’s analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds’ investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause a Fund to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. If you redeem your shares of Main Street Fund after the Reorganization, they may be worth more or less than what you paid for them.

You could lose money if you redeem your Principal Protected Main Street Fund shares prior to the Maturity Date or if the value of the Fund’s investments go down and the Warranty Provider is unable to meet its obligations under the Financial Warranty. As with any mutual fund, the value of Principal Protected Main Street Fund’s investments, and therefore the value of Fund shares, may go down. Although Principal Protected Main Street Fund will seek to return a shareholder’s Warranty Amount at the end of the Warranty Period, the value of the Fund’s shares will fluctuate during the Warranty Period and may decline below your original account value. Changes in the value of the Fund’s shares may occur because a particular stock market in which Main Street Fund invests is rising or falling or because of the effect of the change of the value of the Fund’s debt portfolio, for example, in response to interest rate changes. These risks mean that you can lose money by investing in the Fund, particularly if the financial condition of the Warranty Provider deteriorates and it is unable to make a payment to the Fund, if necessary, under the Financial Warranty. You could lose money if, among other reasons, the Fund incurs Extraordinary Expenses1 or is liquidated prior to the Maturity Date, if you redeem your shares prior to the Maturity Date and the net asset value of those shares on the date of redemption is less than what you paid for them.

     The allocation of each Fund’s portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. Main Street Fund invests mainly in common stocks of U.S. companies. Principal Protected Main Street Fund is a “fund of funds” that invests a portion of its assets in shares of Oppenheimer Main Street Fund and a portion of its assets in U.S. Government securities. Because of this investment strategy, the principal risks of an investment in Principal Protected Main Street Fund during the Warranty Period and the Post-Warranty Period are the same as the principal risks of investing in Main Street Fund and those generally attributable to investing in stocks and debt securities. Because the Fund invests in both stocks (indirectly through investment in Main Street Fund) and debt securities during the Warranty Period, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when debt securities are in favor.

If the Board had not approved the Reorganization, it was expected that Principal Protected Main Street Fund would invest fully in Main Street Fund after the Warranty Date, therefore Principal Protected Main Street Fund after the Warranty Date would have identical risk characteristics as Main Street Fund regardless of the Reorganization.  Therefore, the overall investment risks for Principal Protected Main Street Fund shareholders would have increased from before Warranty Date to after Warranty Date whether the Reorganization had occurred or not.  Following the Reorganization the Fund will have the risks associated with Main Street Fund which is a fund that invests in equity securities.  The risks of Main Street Fund are below.

Risks of Investing in Stock. Because Main Street Fund currently invests a substantial portion of its assets in common stocks, the value of Main Street Fund’s portfolio, and therefore Principal Protected Main Street Fund’s equity portfolio, may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction and a variety of factors can affect the price of a particular company’s stock. These factors may include: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

At times, Main Street Fund may emphasize investments in a particular industry or sector. To the extent that the Fund increases its emphasis on stocks in a particular industry, the value of its investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. Adverse events in any part of the equity or fixed income markets may have unexpected negative effects on other market segments.

     Market risk will affect Principal Protected Main Street Fund’s net asset values per share, which will fluctuate as the values of Main Street Fund’s portfolio securities change. The corresponding effect on the net asset value of Principal Protected Main Street Fund will depend on the percentage of the Fund’s assets allocated to shares of Main Street Fund.

Main Street Fund primarily invests in common stocks. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

Additional Main Risks of Investing in Main Street Fund:

Risks of Small- and Mid-Sized Companies. Main Street Fund may buy securities issued by companies of any size or market capitalization range. Small- and mid-sized companies may be either established or newer companies, including companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gains, they also involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes, and it might be harder for the Funds to dispose of their holdings at an acceptable price when they want to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Additional Main Risks of Investing in Principal Protected Main Street Fund:

Interest Rate Risk. Principal Protected Main Street Fund is exposed to interest rate risk because of its investments in debt securities. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change.

     The Fund buys zero-coupon or “stripped” securities, which may be particularly sensitive to interest rate changes. Their prices may go up or down more than the prices of other types of debt securities in response to interest rate changes.

Credit Risk. Principal Protected Main Street Fund is exposed to credit risk because of its investments in debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. Securities directly issued by the U.S. Treasury and certain agencies that are backed by the full faith and credit of the U.S. Government have relatively little credit risk, and other U.S. Government securities generally have lower credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Risks Associated with the Financial Warranty. Principal Protected Main Street Fund has entered into the Warranty Agreement with the Warranty Provider to try to make sure that on the Maturity Date shareholders will be able to redeem their shares of the Fund at their Warranty Amount. The Financial Warranty is solely the obligation of the Warranty Provider, and guaranteed by the guarantor (the “Guarantor”). It is possible that the financial position of the Warranty Provider may deteriorate and it would be unable to satisfy the obligations under the Financial Warranty, and the financial position of the Guarantor may deteriorate and it would be unable to satisfy its obligations under the Guarantee. As described above, shareholders could lose money if the Warranty Provider and Guarantor fail to or are unable to perform their obligations under the Warranty Agreement and Guarantee, respectively.

     The Warranty Agreement may be terminated by the Warranty Provider in certain circumstances, as discussed in “The Warranty Agreement and the Financial Warranty” section of the Fund’s Prospectus. In such event, shareholders will not receive the Warranty Amount but instead will receive the Fund’s then-current net asset value when they redeem their shares, which may be lower than the Warranty Amount. Shareholders may receive less than their Warranty Amount in certain other circumstances as well. For example, the Warranty Agreement requires the Manager to make payments to the Warranty Provider upon the happening of certain specified events. If the Manager fails to make a required payment, the Warranty Provider may reduce its obligations under the Financial Warranty. As a result, a shareholder’s Warranty Amount may be reduced.

     In addition, the Manager has contractually agreed to reduce its management fee for the remainder of the Warranty Period if the Fund becomes completely and irreversibly invested in the debt portfolio to the extent necessary so that total annual operating expenses of the Fund are limited to certain agreed amounts (as described in the “Advisory Fees” section of Principal Protected Main Street Fund’s Prospectus) for each share class (excluding Extraordinary Expenses and certain other expenses). However, if this reduction in the management fee is not sufficient to reduce total annual operating expenses to these limits, the Manager is not required to subsidize Fund expenses to assure that expenses do not exceed those limits. Under such circumstances, the aggregate Warranty Amount will be reduced by the portion of the Fund’s annual operating expenses that exceed these limits.

     Furthermore, a shareholder’s Warranty Amount per share will be reduced by the shareholder’s proportionate share of any Extraordinary Expenses incurred by the Fund, by any shortfall amount resulting from the negligence of the Manager, by dividends and distributions paid in cash, and by redemptions of Fund shares during the Warranty Period. If any of those were to occur, the shareholder will receive less than the shareholder’s original Warranty Amount on the Maturity Date. The Manager will not be responsible to the Fund for a reduction in the Warranty Amount due to an Extraordinary Expense or other shortfall resulting from the Manager’s negligent acts.

Investment Restrictions Under the Warranty Agreement. To avoid losing the benefits of the Financial Warranty, Principal Protected Fund must satisfy conditions of the Warranty Agreement that require the Manager to make investment allocation decisions based on a mathematical formula (the “Warranty Formula”) that limits the amount of the Fund’s assets that may be allocated to the equity portfolio. This limitation is designed to reduce, but does not eliminate, the risk that the Fund’s assets will be insufficient to allow the Fund to redeem shares at not less than the Warranty Amount on the Maturity Date. Accordingly, the Warranty Agreement could limit the Manager’s ability to respond to changing market conditions during the Warranty Period. If the Manager fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Warranty Agreement, the Warranty Provider may terminate the Financial Warranty, exercise its right to instruct the Manager to immediately allocate the Fund’s assets to the debt portfolio, deliver to the Fund’s custodian (the “Custodian”) pre-signed instructions from the Manager instructing the Custodian to immediately allocate all of the Fund’s assets to the debt portfolio, or change one of the variables in the Warranty Formula to increase the portion of the Fund’s assets allocated to the debt portfolio. If the Warranty Provider were to exercise the right to have all of the Fund’s assets invested in the debt portfolio, the Fund’s ability to participate in upward equity market movements would be eliminated.

Risk of Default. A Principal Protected Main Street Fund shareholder’s ability to receive the Warranty Amount depends on the financial condition of the Warranty Provider and the Guarantor. The Warranty Agreement is an obligation that runs solely to the Fund, not to the Fund’s shareholders, and shareholders would have no recourse against the Warranty Provider in the event it defaults on its obligation to the Fund. Since the Financial Warranty is solely an obligation of the Warranty Provider, as guaranteed by the Guarantor, an investment in the Fund involves a risk of loss if the Warranty Provider and the Guarantor are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, to the Fund. In the event of an act of insolvency by the Warranty Provider and the Guarantor, the Fund’s Board could take a variety of actions including replacing the Financial Warranty. However, the Board is under no obligation to replace the Financial Warranty or otherwise find a substitute provider of principal protection. In each of the above circumstances, shareholders could suffer a loss of principal. No entity or person is obligated to make up any shortfall in the event the Warranty Provider and Guarantor default on their obligations to the Fund and the Fund’s assets are insufficient to redeem the Fund’s shares for the Warranty Amount on the Maturity Date. The Warranty Provider may, under certain conditions, assign its obligations under the Warranty Agreement to an affiliate, provided the Warranty Provider’s parent company guarantees the obligations of the affiliate. The Warranty Provider may assign its obligations under the Warranty Agreement to a non-affiliate only if the Board and the Manager have consented to such assignment. There is a risk that the substitute Warranty Provider may not have the financial resources to fulfill its obligations under the Warranty Agreement.

     The availability of the Financial Warranty on the Maturity Date is conditioned upon the Manager and the Fund satisfying their respective obligations under the Warranty Agreement. Should the Manager or the Fund fail to satisfy their respective obligations under the Warranty Agreement, the Warranty Provider is permitted to terminate the Financial Warranty and thus terminate its obligations to make any payment to the Fund if a shortfall exists on the Maturity Date. In addition, the availability of the Financial Warranty on the Maturity Date is conditional upon the Manager and the Fund’s Custodian providing certain information to the Warranty Provider. If the Manager or the Custodian fails to provide such information, the Warranty Provider may require the Fund to invest exclusively in the debt portfolio, which will eliminate the Fund’s ability to participate in upward equity market movements.

Risks Associated with Asset Allocation. At times, Principal Protected Main Street Fund’s assets may be largely invested in the debt portfolio in order to increase the likelihood of preserving the original principal value of the Fund. If fund assets are largely invested in the debt portfolio, the Fund’s exposure to equity markets will decrease and the Fund’s performance will be more highly correlated with debt securities. In addition, if during the Warranty Period the equity markets experience a major decline, the Fund’s assets may become largely or entirely invested in the debt portfolio. If the value of the shares of Main Street Fund were to decline significantly (whether within a short period of time or over a protracted period), a complete and irreversible reallocation to the debt portfolio may occur. In this circumstance, Principal Protected Main Street Fund would not participate in any subsequent recovery in the equity markets. Investment in debt securities during the Warranty Period reduces the Fund’s ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that invests principally in equity securities. In addition, the terms of the Warranty Agreement prescribe certain investment parameters within which the Fund must be managed during the Warranty Period to preserve the benefit of the Financial Warranty. Accordingly, the Warranty Agreement could limit the Manager’s ability to alter the allocation of Fund assets during the Warranty Period in response to changing market conditions. The terms of the Warranty Agreement could require the Fund to liquidate an equity position when it otherwise would not be in the shareholders’ best interests or at a time when the Manager otherwise would not recommend that the securities be sold.

     The asset allocation process may result in additional transaction costs. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate may increase the Fund’s transaction costs, which would adversely affect performance. Also, you may receive taxable gains from portfolio transactions by the Fund, whether you take payment in cash or reinvest them to purchase additional Fund shares.

Additional Principal Investment Strategies of the Funds

Additional Principal Investment Strategies of Principal Protected Main Street Fund:

Investment in Debt Securities. During the Warranty Period, Principal Protected Main Street Fund will invest a portion of its assets, and in certain circumstances the Fund may invest all of its assets, in U.S. Government securities having a maturity approximately equal to the period remaining in the Warranty Period.

U.S. Government Securities. Principal Protected Main Street Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

     Some securities issued by U.S. Government agencies, such as Government National Mortgage Association pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Association and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Department of Treasury made a commitment to purchase mortgage-backed securities from the companies through December 2009. The U.S. Department of Treasury also entered into a secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

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U.S. Treasury Obligations. Treasury securities are backed by the full faith and credit of the United States Government for payment of interest and repayment of principal and have little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity. The Fund can buy U. S. Treasury securities that have been “stripped” of their coupons and zero-coupon securities described below.

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Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. Government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds and Federal Home Loan Mortgage Corporation obligations.

Zero-Coupon and Stripped Securities. Some of the debt securities Principal Protected Main Street Fund may invest in are "zero-coupon" or "stripped securities." The Fund can invest up to 100% of its assets in zero-coupon U.S. Government securities. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Stripped securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. One component might receive all the interest and the other all the principal payments.

     Interest rate changes generally cause greater price fluctuations in zero-coupon securities or the "principal-only" components of stripped securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon or principal-only security at a time when it has not actually received the income. The "interest-only" components of stripped securities are also especially sensitive to changes in prevailing interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price. The Fund will not purchase zero-coupon securities in the form of collateralized mortgage obligations.

Short-Term Debt Securities. Principal Protected Main Street Fund can buy high-quality, short-term money market instruments, including obligations of the U.S. Government and its agencies, and certain short-term demand and time deposits in, certificates of deposit of and bankers’ acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper having a maturity of not more than 180 days, which are short-term, negotiable promissory notes of companies. Because these instruments tend to offer lower yields than other debt securities, the Fund ordinarily uses them for liquidity and cash management purposes or for defensive purposes when market conditions are unstable.

Asset Allocation. The Manager allocates Principal Protected Main Street Fund’s assets between the equity portfolio (shares of Main Street Fund) and the debt portfolio (consisting of U.S. Government securities, including zero coupon bonds and certain securities guaranteed by certain U.S. Government agencies and instrumentalities) based upon the Warranty Formula. The Manager evaluates the relative allocation between the equity portfolio and debt portfolio daily and makes any necessary adjustments to the Fund’s portfolio. The Warranty Formula may allocate between 0% to 100% of the Fund’s assets to the equity portfolio. The allocation during the Warranty Period will fluctuate in response to changes in the securities markets. Factors reflected in the asset allocation methodology include, but are not limited to:

•     The market value of the Fund’s assets as compared to the Warranty Amount

•	The prevailing level of interest rates

•	Equity market volatility

•	The length of time remaining until the Maturity Date

Under the terms of the Warranty Agreement, the Fund may be required in certain limited circumstances, including a material decline in the value of the Fund’s assets relative to the Warranty Amount or a breach by the Fund or the Manager of its obligations under the Warranty Agreement, to invest all or a substantial portion of its assets in U.S. Government securities, including zero coupon U.S. Government securities, and cash or cash equivalents to the extent necessary to meet redemption requests and Fund expenses.

Specifically, situations where the Warranty Provider can require the Fund to invest all of its assets in the debt portfolio include:

•	if the Fund issues additional shares during the Warranty Period in violation of the Warranty Agreement;

•	if the Fund invests in securities other than as permitted in its Prospectus or uses leverage in violation of the Financial Warranty Agreement;

•	if the Fund’s investment in the equity portfolio on any given day exceeds certain limitations as established by, or the Fund fails to allocate assets pursuant to, the Warranty Formula;

•	if the Fund fails to comply with the expense limitations imposed on the Fund if it is required to invest completely and irreversibly in the debt portfolio;

•	if the Fund fails to pay the Warranty Agreement fee when due;

•	if the investment advisory agreement with the Manager is terminated and the successor investment adviser is not acceptable to the Warranty Provider;

•	if the Manager fails to manage the Fund in accordance with its objectives, policies and strategies;

•	if the Manager, the Fund or the Custodian fails to provide the Warranty Provider with certain information necessary for it to monitor the Fund’s compliance with the Warranty Agreement;

•	if representations or warranties made by the Manager or the Fund in certain agreements and documents were incorrect or misleading when made;

•	if the Manager, the Fund or the Custodian fails to perform any obligation or breaches any covenant under the Warranty Agreement or other related agreements and such failure could have an adverse effect on the Warranty Provider (including a change to the Fund’s investment objective or any material change to the Fund’s investment policies or strategies without the Warranty Provider’s prior written consent, even where such change is in the Fund’s and the shareholders’ best interest);

•	the commencement of any proceeding in a federal, state or local court which if adversely determined, could have an adverse effect on the Manager or the Fund;

•	if an action or proceeding is commenced to place the Fund or the Manager in receivership or bankruptcy; or

•     if any governmental or regulatory action limits, suspends, or terminates the rights, privileges or operation of the Manager or the Fund that could adversely affect the Manager or the Fund.

     Under the Warranty Agreement, the Fund is also required to satisfy certain risk management requirements, which will also restrict the manner in which the Fund may invest its assets. The Fund’s holdings of cash and cash equivalents will generally be limited to an amount necessary to meet anticipated expenses and redemptions.

The Warranty Formula may require the Fund to have a higher portfolio turnover rate as compared to other mutual funds.

Additional Principal Investment Strategies of Main Street Fund:

Diversification and Concentration.  Main Street Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry.  At times, however, the Fund may emphasize investments in some industries more than others.

Master Limited Partnerships. Main Street Fund may invest in publicly traded limited partnerships known as "master limited partnerships" or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP's creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Exchange-Traded Funds. Main Street Fund can invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts listed on a stock exchange. The Fund might do so as a way of gaining exposure to securities represented by the ETF's portfolio at times when the Fund may not be able to buy those securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. The Fund does not intend to invest in other ETFs unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

Other Investment Strategies of the Funds

To seek its objective, each Fund may also use the investment techniques and strategies described below. The Funds might not always use all of the different types of techniques and investments described below. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Equity Securities.  In addition to common stocks, Main Street Fund can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Fund considers some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

Debt Securities. Main Street Fund does not focus on debt securities as a principal investment strategy, however debt securities are one of the other investments that the Fund may use. The Fund may invest in debt securities to seek income, for liquidity or for hedging purposes. The debt securities the Fund buys may be of any maturity. The Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard Poor's Ratings Services or may be unrated. "Investment grade" refers to securities that are rated in one of the top four rating categories. The Fund can invest up to 25% of its total assets in debt securities that are rated below investment grade, also referred to as "junk bonds." The Fund cannot invest more than 10% of its assets in lower-grade non convertible debt securities and currently does not intend to invest more than 10% of its assets in lower-grade debt securities of any type.

What is a Debt Security? A debt security is a security representing money borrowed by the issuer that must be repaid, specifying the amount of principal, the interest or discount rate, and the time or times at which payments are due.

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Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The values of longer-term debt securities usually change more when interest rates change than the values of shorter-term debt securities.

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Credit Risk. Debt securities are also subject to credit risk, which is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall.

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Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Foreign Investing. Main Street Fund can buy securities issued by companies or governments in any country, including in developing or emerging market countries. While there is no limit on Main Street Fund's foreign investments, the Fund does not currently plan to invest a significant amount of its assets in securities of foreign issuers but may do so in the future.

            While foreign securities may offer special investment opportunities, there are also special risks. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of Main Street Fund's securities that are denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. Additionally, foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in economic or monetary policy in the United States or abroad, or other political and economic factors.

Main Street Fund may invest in securities of foreign issuers that are traded on U.S. or foreign exchanges. If Main Street Fund invests a significant amount of its assets in securities that trade on foreign exchanges, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when Main Street Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

         Main Street Fund may purchase American Depository Shares ("ADS") as part of American Depository Receipt ("ADR") issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks, discussed above, that apply to foreign securities traded and held abroad.

Derivative Investments. Main Street Fund can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options, futures, options on futures, indices, and forward contracts are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

The Fund has percentage limits on its use of hedging instruments and is not required to use them in seeking its investment objective.

Hedging. Hedging transactions are intended to reduce the risks of securities in Main Street Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of Main Street Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or the use of a derivative for hedging might be unsuccessful.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Each Fund will not invest more than 10% of its net assets in illiquid or restricted securities.  The Board can increase that limit to 15%. The Manager monitors the Fund’s holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Investments in Other Investment Companies. The Funds can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. One reason a Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.

As stated above, Principal Protected Main Street Fund can invest in the Class Y shares of Main Street Fund, subject to the limits set forth in the Investment Company Act or any exemption therefrom that apply to those types of investments and any percentage limit established, from time to time, by the asset allocation formula described in the Warranty Agreement. Main Street Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.

Loans of Portfolio Securities. Each Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. Each Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on investment to meet their obligations to the borrower. The Fund’s portfolio loans must comply with the collateralization and other requirements of the Fund’s securities lending agreement, its securities lending procedures and applicable government regulations.

Main Street Fund limits loans of portfolio securities to not more than 25% of its net assets, and Principal Protected Main Street Fund limits loans of portfolio securities to not more than 33 1/3% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage each Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Funds. That may result in another fund or account holding investment positions that are adverse to the Funds’ investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Funds. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Funds or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of each Fund and, as a result, the value of securities held by the Funds or the Funds’ investment strategies may be adversely affected. The Funds’ investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and each Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit each Fund’s investment activities and affect its performance.

Investments by "Funds of Funds." Class Y shares of Main Street Fund are offered as an investment to certain other Oppenheimer funds that act as "funds of funds," including Principal Protected Main Street Fund, which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund's assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes.

Investments in Oppenheimer Institutional Money Market Fund. Each Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. A Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act, and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to each Fund directly. At the time of an investment, a Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, each Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, each Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, each Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. Each Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent a Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Funds is known as "portfolio turnover." A Fund may engage in active and frequent trading to try to achieve its investment objective and may, at times, have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.

The following tables show the portfolio turnover rate for each Fund during past fiscal years:

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2005
Principal Protected Main Street Fund	90%	96%	5%	26%	122%

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2005
Main Street Fund	120%	120%	104%	84%	79%

The risks described above collectively form the expected overall risk profile, respectively, of each Fund and can affect the value of a Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that either Fund will achieve its investment objective.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES

FOR THE FUNDS COMPARE?

Share Classes

Principal Protected Main Street Fund offers investors four different classes of shares: Class A, Class B, Class C and Class N. Main Street Fund offers investors five different classes of shares: Class A, Class B, Class C, Class N and Class Y. While shares of Principal Protected Main Street Fund were only offered for purchase during the Offering Period and can not be purchased during the Warranty Period other than by the reinvestment of the Fund’s dividends and distributions in additional shares of the Fund, or after the Warranty Period, the features of each of Principal Protected Main Street Fund’s share classes are identical to the features of the same share classes of Main Street Fund, except for the automatic conversion period for Class B shares of each Fund. Each Fund’s different classes of shares represent investments in the portfolio securities of the same Fund, but the classes are subject to different expenses and will usually have different share prices.

Purchases, Redemptions and Exchanges

The procedures for purchases, redemptions and exchanges of shares of Principal Protected Main Street Fund during the Offering Period and Main Street Fund were generally the same.

As noted above, shares of Principal Protected Main Street Fund cannot be purchased during the Warranty Period other than by the reinvestment of the Fund’s dividends and distributions in additional shares of the Fund. During the Offering Period, Principal Protected Main Street Fund had a minimum investment of $5,000, and under retirement plans, such as IRAs, pension and profit-sharing plans, the minimum investment was $2,500. Main Street Fund has an initial and subsequent minimum investment amounts for the purchase of shares; these amounts are $1,000 and $50, respectively. Principal Protected Main Street Fund had and Main Street Fund currently has a maximum initial sales charge of 5.75% on Class A shares for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of Class A shares of $25,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (“CDSC”) of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased. Class B shares of Principal Protected Main Street Fund were and Class B shares of Main Street Fund currently are sold without a front-end sales charge but may be subject to a CDSC upon redemption depending on the length of time the shares were or are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class B shares of Principal Protected Main Street Fund automatically convert to Class A shares 88 months after purchase and Class B shares of Main Street Fund automatically convert to Class A shares 72 months after purchase. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan’s first purchase of Class N shares, a CDSC of 1% may be deducted.

You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. Each Fund reserves the right to “redeem in kind” shares under certain circumstances (such as lack of liquidity in the Fund’s portfolio to meet redemptions). That means the redemption proceeds will be paid in securities from the Fund’s portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash. For Principal Protected Main Street Fund, prior to the Maturity Date and during the Post-Warranty Period, shares are redeemed at their net asset value (which may be less than the Warranty Amount) minus any applicable contingent deferred sales charge. For redemptions prior to the Maturity Date and during the Post-Warranty Period, the net asset value used in determining the share price is the next one calculated after the redemption order. Redemption of Fund shares prior to the Maturity Date will reduce your Warranty Amount. For redemptions made on the Maturity Date, the value used in determining your share price will be the greater of (i) the then-current net asset value or (ii) your Warranty Amount per share.

Shares of either Fund may be exchanged for shares of the same class of certain other Oppenheimer funds offering such shares. Principal Protected Main Street Fund does not offer the ability to exchange into the Fund during the Warranty Period, and because the Fund is not continuously offering its shares during the Warranty Period, if you exchange your shares of the Fund for shares of another fund you will not be able to exchange back into the Fund during or after the Warranty Period. In addition, your exchange will be considered a redemption and will reduce your Warranty Amount. Exchange privileges are subject to amendment or termination at any time.

Class A, Class B, Class C and Class N shares of Main Street Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on Principal Protected Main Street Fund shares exchanged for Main Street Fund shares as a result of the Reorganization. Typically, any CDSC that would apply to Principal Protected Main Street Fund shares as of the date of the exchange would carry over to Main Street Fund shares received in the Reorganization; however there is no CDSC applicable to Principal Protected Main Street Fund shares at this time.

Dividends and Distributions

Each Fund intends to declare and pay dividends annually from its net investment income. A Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. A Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and (for Main Street Fund) Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Other Shareholder Services

Both Funds also offer the following privileges: (i) the ability to reduce your sales charge on purchases of Class A shares through rights of accumulation or letters of intent, (ii) reinvestment of dividends and distributions at net asset value, (iii) net asset value purchases by certain individuals and entities, (iv) AccountLink and PhoneLink arrangements, (v) exchanges of shares for shares of the same class of certain other funds at net asset value, (vi) telephone and Internet redemption and exchange privileges, and (vii) wire redemptions of fund shares (for a fee). Main Street Fund also offers the following privileges: (i) Asset Builder (automatic investment) Plans and (ii) Automatic Redemption and Exchange Plans for shareholders who own shares of the Fund. All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Funds’ respective Prospectuses. For additional information, please see the section in the current Prospectus of Main Street Fund titled “ABOUT YOUR ACCOUNT,” provided along with this combined Prospectus and Proxy Statement.

Special Account Features

When your shares of Principal Protected Main Street Fund are exchanged for shares of Main Street Fund, any special account features that may have been selected for your Principal Protected Main Street Fund account will be continued for your new Main Street Fund account (if those features are available for Main Street Fund) unless you instruct the Transfer Agent otherwise. If you currently own shares in both Funds and have selected the same special account features for each Fund and the accounts have identical account attributes (e.g., account holder’s name, address, appropriate bank accounts), the special account feature options you selected for your Principal Protected Main Street Fund account will be applied to the special account features selected for your Main Street Fund account, unless you instruct the Transfer Agent otherwise.

OTHER COMPARISONS BETWEEN THE FUNDS

The description of certain other key features of the Funds is set forth below. More detailed information is available in each Fund’s Prospectus and Statement of Additional Information, which are incorporated herein by reference.

Management of the Funds

Both Principal Protected Main Street Fund and Main Street Fund are governed by the same Board of Trustees/Directors, which is responsible for protecting the interests of Principal Protected Main Street Fund’s shareholders under Massachusetts law and Main Street Fund’s shareholders under Maryland law, and other relevant laws. For a listing of Main Street Fund’s Board of Directors and biographical information, please refer to the Statement of Additional Information for Main Street Fund, which you may receive a free copy of by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1-800-225-5677.

Investment Management

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Pursuant to each Fund’s investment advisory agreement, the Manager acts as the investment adviser for both Funds. The Manager manages the assets of and makes the investment decisions for both Funds. The Manager employs each Fund’s portfolio managers, who are primarily responsible for the day-to-day management of each Fund's investments. Information with respect to the portfolio managers of each Fund is provided below.

Both Funds obtain investment management services from the Manager according to the terms of advisory agreements that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees and expenses of Trustees, legal and audit expenses, custodian bank and transfer agent fees expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

Under Maryland corporate law, no personal liability passes through to shareholders of the fund/corporation, and there is generally no shareholder liability for acts or obligations of the fund/corporation. The Declaration of Trust of Principal Protected Main Street Fund, unlike Main Street Fund, includes a disclaimer of shareholder and trustee liability section which generally states that the obligations of the Fund under the agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund, but only with respect to the Fund's property. This disclaimer is not included in Main Street Fund’s Investment Advisory Agreement.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment adviser since January 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of March 31, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Portfolio Managers. Principal Protected Main Street Fund is managed by Sergei V. Polevikov, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Polevikov has been a portfolio manager of the Fund since August 2007. He has been an Assistant Vice President of the Manager since April 2004 and is a senior research analyst as well as a member of the Manager's Product Design and Equity Risk Analytics teams. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Prior to joining the Manager, Mr. Polevikov earned a PhD equivalency in Applied Mathematics from Belarusian State University, from September 1990 through August 1996, an MA in Economics from the University of Houston, from August 1999 through May 2001, and an MBA (with a concentration in finance) from the University of Rochester, from August 2001 through April 2004.  Mr. Polevikov was an Economic Research Analyst for the Federal Reserve Bank of Dallas from May 1997 to August 1999.

     Main Street Fund is managed by Manind (“Mani”) Govil and Benjamin Ram, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Govil has been lead portfolio manager of the Fund and Mr. Ram has been co-portfolio manager of the Fund since May 2009. Mr. Govil, CFA, has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Mr. Govil is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Ram has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Ram was sector manager for financial investments and a co portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financials analyst, from 2003 to 2005, and co portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000. Mr. Ram is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Pending Litigation. Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

Shareholder Services

The services provided to Principal Protected Main Street Fund shareholders before the Reorganization would not change once they became shareholders of Main Street Fund after the Reorganization.

Distribution Services

OppenheimerFunds Distributors, Inc. (“OFDI”) acts as the principal underwriter in the offering of shares of the Funds, but is not obligated to sell a specific number of shares. Both Principal Protected Main Street Fund and Main Street Fund have adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of providing services to Class A shareholder accounts. Principal Protected Main Street Fund makes these payments quarterly based on an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. Main Street Fund makes these payments quarterly, calculated at an annual rate of 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. For Main Street Fund, because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of a shareholder’s investment.

Both Funds have adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, each Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at an annual rate of 0.25% of the daily net assets of that class. Each Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N. Altogether, these fees increase the Class B and Class C annual expenses by 1.00% and increase the Class N annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of each Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. However, for ongoing purchases of Class B shares of Main Street Fund by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase.

At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession, with some exceptions.

At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares, with some exceptions.

Payments to Broker-Dealers and Other Financial Intermediaries

The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from each Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the fee tables contained in this combined Prospectus and Proxy Statement because they are not paid by the Funds.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to each Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Each Fund’s Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in each Fund’s Prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Transfer Agency and Custody Services

Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services, a division of the Manager, in its capacity as Transfer Agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds, and of a voluntary undertaking to limit transfer agent fees to 0.35% of average daily net assets per fiscal year for each class of both Funds, are substantially similar. JPMorgan Chase Bank, located at 4 Chase Metro Tech Center, Brooklyn, New York 11245, acts as custodian for Principal Protected Main Street Fund. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian for Main Street Fund.

Shareholder Rights

The rights of shareholders of the Main Street Fund, as defined in its Articles of Incorporation (as amended or restated), By-Laws (as amended or restated) and under the laws of the State of Maryland, and the rights of shareholders of the Principal Protected Main Street Fund, as set forth in its Declaration of Trust (as amended or restated), By-Laws (as amended or restated), and under the laws of the Commonwealth of Massachusetts, relating to voting, distributions and redemptions, are different in some respects. Described below are some of those differences.

Neither Fund is required to, and does not, hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the Investment Company Act. Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Directors/Trustees elected by shareholders is less than a majority of the total number of Directors/Trustees, or if they seek to change a fundamental investment policy. Under Maryland law, and under Main Street Fund’s by-laws, shareholders have the right to call a meeting for any purpose upon the receipt in writing signed by shareholders holding not less than 25% of the outstanding shares entitled to vote. Under Massachusetts law, special meetings of the shareholders may be called by the Trustees or as set forth in the by-laws; under Principal Protected Main Street Fund’s by-laws, a meeting shall be called by the Fund’s secretary upon receipt of the request in writing signed by shareholders holding not less than one third in amount of the entire number of shares issued and outstanding and entitled to vote thereat. In addition, meetings of the Shareholders shall be called by the Board of Trustees upon receipt of the request in writing signed by Shareholders that hold in the aggregate not less than 10% in amount of the entire number of Shares issued and outstanding and entitled to vote thereat, stating that the purpose of the proposed meeting is the removal of a Trustee.

     In accordance with Maryland law, Main Street Fund will indemnify its Directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. This does not protect such person against any liability to the Fund to which the person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of the office. In accordance with Massachusetts law, with respect to Principal Protected Main Street Fund, no person who is or has been a Trustee shall be subject to any personal liability whatsoever to any person, other than the Fund or its shareholders, in connection with the affairs of the Fund; and all persons shall look solely to the Fund property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. Further, no person who is or has been a Trustee shall be liable to the Fund or to any shareholder, Trustee, officer, employee, or agent of the Fund for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

Both Principal Protected Main Street Fund and Main Street Fund have certain additional fundamental investment restrictions that can only be changed with shareholder approval. Generally, these investment restrictions are similar between the Funds. Please see the Statements of Additional Information for each Fund for descriptions of those investment restrictions, which are incorporated by reference into this combined Prospectus and Proxy Statements and the Statement of Additional Information dated July 1, 2010, related to this Reorganization.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Reorganization Agreement. You should read the Reorganization Agreement, which is attached as Exhibit A.

How will the Reorganization be carried out?

If the shareholders of Principal Protected Main Street Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Principal Protected Main Street Fund and Main Street Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about August 27, 2010, and the “Valuation Date” (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about August 26, 2010.

If the shareholders of Principal Protected Main Street Fund vote to approve the Reorganization Agreement, on Closing Date substantially all of the assets of Principal Protected Main Street Fund will be transferred to Main Street Fund in exchange for shares of Main Street Fund, and you will receive Class A, Class B, Class C or Class N of Main Street Fund equal in value to the value as of the Valuation Date of your shares of Principal Protected Main Street Fund. The shareholders of Principal Protected Main Street Fund Class B shares will convert to Class A shares of Main Street Fund because the holding period for Class B shares of Main Street Fund is 72 months and all Principal Protected Main Street Fund Class B shareholders have held their shares for at least 72 months. This will benefit Class B shareholders by giving them lower class level expenses following the merger. The shares of Main Street Fund will be recorded electronically in each shareholder’s account. Main Street Fund will then send a confirmation to each shareholder. Principal Protected Main Street Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Principal Protected Main Street Fund will be permanently closed at the close of business on the Valuation Date. Both Funds apply the same portfolio valuation procedures.

Shareholders of Principal Protected Main Street Fund who vote their Class A, Class B, Class C and Class N shares in favor of the Reorganization will be electing in effect to redeem their shares of Principal Protected Main Street Fund at net asset value on the Valuation Date, after Principal Protected Main Street Fund subtracts a cash reserve (“Cash Reserve”) and reinvests the proceeds in Class A, Class B, Class C and Class N shares of Main Street Fund at net asset value as of the proceeding day. The Cash Reserve is an amount retained by Principal Protected Main Street Fund for the payment of Principal Protected Main Street Fund’s outstanding debts, taxes and expenses of liquidation following the Reorganization. Main Street Fund is not assuming any debts of Principal Protected Main Street Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the Cash Reserve will be those debts, taxes or expenses of liquidation incurred by Principal Protected Main Street Fund on or before the Closing Date. Principal Protected Main Street Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. Any sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Principal Protected Main Street Fund’s activities. Following the Reorganization, Principal Protected Main Street Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

Under the Reorganization Agreement, either Principal Protected Main Street Fund or Main Street Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement. They may also agree to terminate and abandon the Reorganization at any time, to the extent permitted by law.

Who will pay the expenses of the Reorganization?

     Each Fund will be responsible for its respective out-of-pocket expenses associated with the Reorganization, including outside legal and accounting fees, the cost of the tax opinion (that the Reorganization will not be taxable to the Funds or shareholders), and shareholder communication costs. The Manager has estimated total Reorganization-related costs to be approximately $61,500 for Principal Protected Main Street Fund and approximately $33,500 for Main Street Fund. The Manager does not anticipate that either Fund will experience a dilution as a result of the proposed Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Principal Protected Main Street Fund and Main Street Fund, it is expected to be the opinion of K&L Gates LLP ("tax opinion") that; (i) shareholders of Principal Protected Main Street Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Main Street Fund; (ii) shareholders of Main Street Fund will not recognize any gain or loss upon receipt by Main Street Fund of Principal Protected Main Street Fund’s assets and (iii) the holding period of Main Street Fund shares received in that exchange will include the period that Principal Protected Main Street Fund shares were held (provided such shares were held as capital assets on the Closing Date). In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization. Please see the Reorganization Agreement for more details.

If Principal Protected Main Street Fund had any capital loss carry-forwards on the date of the Reorganization, they would be allowed to be assumed by Main Street Fund, subject to applicable tax law restrictions, and they would not expire unused, provided they are used within the eight-year period allowed for the use of such carry-forwards. As of August 31, 2009, Principal Protected Main Street Fund had approximately $979,539 in capital loss carry-forwards, which includes post-October losses, based on actual investment trading activity through that date. The amount of any capital loss carry-forwards at the Closing Date will depend on the results of investment trading activity through that date.

You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

REASONS FOR THE REORGANIZATION

Board Considerations

     At meetings of the Board of Trustees/Directors of Principal Protected Main Street Fund and Main Street Fund held on February 23, 2010 and June 21, 2010, the Board considered whether to approve the proposed Reorganization on behalf of each Fund and reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganization. Information with respect to, among other things, each Fund’s respective investment objective and policies, management fees, distribution fees and other operating expenses, historical performance, asset size and prospects for growth also was considered by the Board.

The Board of Trustees considered the significantly smaller size of Principal Protected Main Street Fund and the Manager's view that shareholders of Principal Protected Main Street Fund would benefit from being invested in a Fund, Main Street Fund, with a lower effective management fee rate and the benefit of breakpoints that may reduce the effective management fee rate further as assets grow. The Board received and considered information showing that the contractual management fee rate paid by shareholders of Principal Protected Main Street Fund (after consideration of the fees currently incurred indirectly by Principal Protected Main Street Fund through its investment in shares of Main Street Fund) will decrease. The Board also considered that while total fund operating expenses for Principal Protected Main Street Fund shareholders will decrease after the Warranty Date given that the 0.60% warranty fee will no longer apply, Principal Protected Main Street currently has lower transfer agent fees so its “Other Expenses” as listed in tables below are lower than those for Main Street Fund, and the Manager believes that if the Fund were to continue as a standalone fund then most shareholders will redeem their shares on Warranty Date to receive the benefit of the Financial Warranty. This would cause the transfer agent fee to increase substantially. The Board also considered that total net operating expenses for shareholders of Main Street Fund are anticipated to be the same or slightly less after the Reorganization. The Board further considered the Manager’s belief that if Principal Protected Main Street Fund was continued as a standalone fund, its expenses would be expected to increase over time.

The Board of Trustees considered that Main Street Fund also has a longer performance history than Principal Protected Main Street Fund. While Principal Protected Main Street Fund’s shareholders have the benefit of the Warranty, this benefit would no longer apply after the Warranty Date regardless of the Reorganization.

The Board of Trustees considered that the Manager believes that Main Street Fund has greater prospects for attracting new assets than Principal Protected Main Street Fund would otherwise have after the Warranty Date as a standalone fund because of its lower management fee and larger asset base, and that shareholders who remain interested in Principal Protected Main Street Fund after the Warranty Date, given the option to invest in Main Street Fund directly, would likely choose to exchange into Main Street Fund and pay a lower management fee.

The Board of Trustees considered the similarities of the two Funds, including that they would have identical investment objectives, investment strategies and risks, and portfolio investments after the Warranty Date based on the Manager’s expectation that all of Principal Protected Main Street Fund’s assets would be invested in Main Street Fund after the Warranty Date. The Board further considered that while Principal Protected Main Street Fund would be fully invested in Main Street Fund after the Warranty Date, they would be managed by different portfolio managers. The Board considered the costs savings that could result from the Reorganization, including from consolidation of compliance and other administrative functions and elimination of costs associated with preparing, filing, printing, and distributing marketing materials, prospectuses and shareholder reports for Principal Protected Main Street Fund.

The Board of Trustees considered that both Funds have the same investment adviser, general distributor and transfer agent, and that the Investment Advisory Agreements, General Distributor’s Agreements and transfer agency Service Agreements are substantially similar for both Funds.

The Board of Trustees considered the estimated costs of the Reorganization to the Funds and the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board of Trustees concluded that Principal Protected Main Street Fund’s participation in the transaction was in the best interests of Principal Protected Main Street Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of Principal Protected Main Street Fund or Main Street Fund.

After consideration of the above factors, as well as other considerations, and such information as the Board of Trustees of Principal Protected Main Street Fund deemed relevant, the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act) of Main Street Fund, Principal Protected Main Street Fund or the Manager, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of Principal Protected Main Street Fund.

Shareholders of Main Street Fund also do not vote on the Reorganization. The Board of Directors of Main Street Fund, including the Directors who are not “interested persons” (as defined in the Investment Company Act), unanimously approved the Reorganization and the Reorganization Agreement after it determined that the Reorganization was in the best interests of Main Street Fund and its shareholders and that no dilution would result to the shareholders.

The Board members are not required to attend the shareholder meeting nor do they plan to attend the meeting.

For the reasons discussed above, the Board, on behalf of Principal Protected Main Street Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of Principal Protected Main Street Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

VOTING INFORMATION

How do I vote?

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. You may cast your vote by attending the Meeting in person if you are a record owner.

If you need assistance, have any questions regarding the Proposal or need a replacement proxy ballot, you may contact us toll-free at 1-866-796-7172. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

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Telephone Voting. Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions. After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of Principal Protected Main Street Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein. These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the Proposal listed on the proxy ballot, and ask for the shareholder’s instructions on such Proposal. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote. The solicitation firm representative may read any recommendation set forth in the Proxy Statement. The solicitation firm representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation. For additional information, see also the section below titled “Solicitation of Proxies.”

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Internet Voting. You also may vote over the internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

Shareholders of record of Principal Protected Main Street Fund at the close of business on June 24, 2010 (the “Record Date”) will be entitled to vote at the Meeting. On June 24, 2010, there were 9,356,624.107 outstanding shares of Principal Protected Main Street Fund, consisting of 2,738,629.691 Class A shares, 5,040,393.688 Class B shares, 1,505,743.199 Class C shares and 71,857.529 Class N shares. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Principal Protected Main Street Fund held on the Record Date.

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail. You may direct the proxy holders to vote your shares on the Proposal by checking the appropriate box “FOR” or “AGAINST,” or instruct them not to vote those shares on the Proposal by checking the “ABSTAIN” box.

Quorum and Required Vote

The affirmative vote of the holders of a majority (as that term is defined in the Investment Company Act) of the shares of Principal Protected Main Street Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares. Main Street Fund shareholders do not vote on the Reorganization.

     The presence in person or by proxy of a majority of Principal Protected Main Street Fund’s shares outstanding and entitled to vote shall constitute a quorum for purposes of approving the Reorganization. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to, without further notice, adjourn the Meeting from time to time until a quorum shall attend.

     Shares whose proxies reflect an abstention on the Proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Meeting. However, with respect to this Proposal, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote, abstentions will have the same effect as a vote “against” the Proposal.

The persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. Among other reasons, the Meeting may be adjourned if a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds’ shareholders.

Solicitation of Proxies

Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of Principal Protected Main Street Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Principal Protected Main Street Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at Principal Protected Main Street Fund’s expense. It is expected that a proxy solicitation firm will be hired. It is estimated that the cost of engaging a proxy solicitation firm would not exceed approximately $10,000, plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes. These costs are included in the estimated total Reorganization-related costs discussed earlier (see the discussion in “Who will pay the expenses of the Reorganization?” beginning on page 44 for more details).

Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining The Altman Group, Inc. Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

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Voting By Broker-Dealers. Shares owned of record by broker-dealers (or record owners) for the benefit of their customers (“street account shares”) will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer does not have discretionary power (“broker non-vote”) to vote such street account shares on the Proposal under applicable stock exchange rules. Broker non-votes will not be counted as present nor entitled to vote for purposes of determining a quorum nor will they be counted as votes “for” or “against” the Proposal. Beneficial owners of street account shares cannot vote at the meeting. Only record owners may vote at the meeting.

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Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans. Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund’s other shareholders have been timely received.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by: (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

The Board of Trustees of Principal Protected Main Street Fund does not intend to bring any matters before the Meeting other than those described in this combined Prospectus and Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting. The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

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Shareholder Proposals. The Funds are not required and do not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds’ Statements of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy materials for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

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Shareholder Communications to the Board. Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees/Directors of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, Colorado 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee/Director, the shareholder should so indicate.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Both Funds also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934, as amended, and the Investment Company Act. These materials can be inspected and copied at: the SEC’s Public Reference Room in Washington, D.C. (Phone: 1.202.551.8090) or the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Householding of Reports to Shareholders and Other Fund Documents

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called “householding,” benefits the Funds through reduced mailing expenses. If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at 1-800-225-5677. You may also notify the Transfer Agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

Principal Shareholders

As of May 31, 2010, the officers and Trustees of Principal Protected Main Street Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of May 31, 2010, the only persons who owned of record or were known by Principal Protected Main Street Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of May 31, 2010, the officers and Directors of Main Street Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of May 31, 2010, the only persons who owned of record or were known by Main Street Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

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EXHIBITS TO THE COMBINED

COMBINED PROSPECTUS AND PROXY STATEMENT

Exhibits

A.	Form of Agreement and Plan of Reorganization

B.	Principal Shareholders

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of _________, 2010, by and between Oppenheimer Principal Protected Main Street Fund (“Principal Protected Main Street Fund”), a series of Oppenheimer Principal Protected Trust, a Massachusetts business trust and Oppenheimer Main Street Fund (“Main Street Fund”), a series of Oppenheimer Main Street Funds, Inc., a Maryland corporation.

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of Principal Protected Main Street Fund through the acquisition by Main Street Fund of substantially all of the assets of Principal Protected Main Street Fund in exchange solely for voting shares of beneficial interest (“shares”) of Class A, Class B, Class C and Class N shares of Main Street Fund and the assumption by Main Street Fund of certain liabilities of Principal Protected Main Street Fund, which Class A, Class B, Class C and Class N shares of Main Street Fund are to be distributed by Principal Protected Main Street Fund pro rata to its shareholders in complete liquidation of Principal Protected Main Street Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.     The parties hereto hereby adopt this Agreement and Plan of Reorganization (the “Agreement”) pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Main Street Fund of substantially all of the assets of Principal Protected Main Street Fund in exchange solely for Class A, Class B, Class C and Class N shares of Main Street Fund and the assumption by Main Street Fund of certain liabilities of Principal Protected Main Street Fund in complete liquidation of Principal Protected Main Street Fund, followed by the distribution of such Class A, Class B, Class C and Class N shares of Main Street Fund to the Class A, Class B, Class C and Class N shareholders of Principal Protected Main Street Fund in exchange for their Class A, Class B, Class C and Class N shares of Principal Protected Main Street Fund in complete liquidation of Principal Protected Main Street Fund, all upon and subject to the terms and conditions of the Agreement hereinafter set forth.

The share transfer books of Principal Protected Main Street Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Principal Protected Main Street Fund; redemption requests received by Principal Protected Main Street Fund after that date shall be treated as requests for the redemption of the shares of Main Street Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.     On the Closing Date (as hereinafter defined), all of the assets of Principal Protected Main Street Fund on that date, excluding a cash reserve (the “Cash Reserve”) to be retained by Principal Protected Main Street Fund sufficient in its discretion for the payment of the expenses of Principal Protected Main Street Fund’s dissolution and certain of its liabilities, but not in excess of the amount contemplated by Section 10.E, shall be delivered as provided in Section 8 to Main Street Fund, in exchange for and against delivery to Principal Protected Main Street Fund on the Closing Date of a number of Class A, Class B, Class C and Class N shares of Main Street Fund, having an aggregate net asset value equal to the value of the assets of Principal Protected Main Street Fund so transferred and delivered.

3.     The net asset value of Class A, Class B, Class C and Class N shares of Main Street Fund and the value of the assets of Principal Protected Main Street Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B, Class C and Class N shares of Main Street Fund and the Class A, Class B, Class C and Class N shares of Principal Protected Main Street Fund shall be done in the manner used by Main Street Fund and Principal Protected Main Street Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Main Street Fund in such computation shall be applied to the valuation of the assets of Principal Protected Main Street Fund to be transferred to Main Street Fund.

Principal Protected Main Street Fund may declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Principal Protected Main Street Fund’s shareholders all of Principal Protected Main Street Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.     The closing (the “Closing”) shall be at the offices of OppenheimerFunds, Inc. (the “Agent”), 6803 S. Tucson Way, Centennial, CO 80112, on such time and date or such other place as the parties may designate or as provided below (the “Closing Date”). The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.     In conjunction with the Closing, Principal Protected Main Street Fund shall distribute on a pro rata basis to the shareholders of Principal Protected Main Street Fund as of the Valuation Date Class A, Class B, Class C and Class N shares of Main Street Fund received by Principal Protected Main Street Fund on the Closing Date in exchange for the assets of Principal Protected Main Street Fund in complete liquidation of Principal Protected Main Street Fund; for the purpose of the distribution by Principal Protected Main Street Fund of Class A, Class B, Class C and Class N shares of Main Street Fund to Principal Protected Main Street Fund’s shareholders, Main Street Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C and Class N shares of Main Street Fund on the books of Main Street Fund to each Class A, Class B, Class C and Class N shareholder of Principal Protected Main Street Fund in accordance with a list (the “Shareholder List”) of Principal Protected Main Street Fund shareholders received from Principal Protected Main Street Fund; and (b) confirm an appropriate number of Class A, Class B, Class C and Class N shares of Main Street Fund to each Class A, Class B, Class C and Class N shareholder of Principal Protected Main Street Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Principal Protected Main Street Fund, indicating his or her share balance. Principal Protected Main Street Fund agrees to supply the Shareholder List to Main Street Fund not later than the Closing Date.

6.     Within one year after the Closing Date, Principal Protected Main Street Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Main Street Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Principal Protected Main Street Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the Principal Protected Main Street Fund outstanding on the Valuation Date.

7.     Prior to the Closing Date, Principal Protected Main Street Fund’s portfolio shall be analyzed to ensure that the requisite percentage of Principal Protected Main Street Fund’s portfolio meets Main Street Fund’s investment policies and restrictions so that, after the Closing, Main Street Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Principal Protected Main Street Fund shall deliver to Main Street Fund two copies of a list setting forth the securities then owned by Principal Protected Main Street Fund. Promptly after the Closing, Principal Protected Main Street Fund shall provide Main Street Fund a list setting forth the respective federal income tax bases and holding periods thereof.

8.     Portfolio securities or written evidence acceptable to Main Street Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Principal Protected Main Street Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Principal Protected Main Street Fund on the Closing Date to Main Street Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of Main Street Fund for the account of Main Street Fund. Class A, Class B, Class C and Class N shares of Main Street Fund representing the number of Class A, Class B, Class C and Class N shares of Main Street Fund being delivered against the assets of Principal Protected Main Street Fund, registered in the name of Principal Protected Main Street Fund, shall be transferred to Principal Protected Main Street Fund on the Closing Date. Such shares shall thereupon be assigned by Principal Protected Main Street Fund to its shareholders so that the shares of Main Street Fund may be distributed as provided in Section 5.

If, at the Closing Date, Principal Protected Main Street Fund is unable to make delivery under this Section 8 to Main Street Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Principal Protected Main Street Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Principal Protected Main Street Fund’s custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Principal Protected Main Street Fund will deliver to Main Street Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Main Street Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Main Street Fund.

9.     Main Street Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Principal Protected Main Street Fund, but Principal Protected Main Street Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Principal Protected Main Street Fund. Principal Protected Main Street Fund and Main Street Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document. Any other out-of-pocket expenses of Main Street Fund and Principal Protected Main Street Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Principal Protected Main Street Fund and Main Street Fund, respectively, in the amounts so incurred by each.

10.     The obligations of Main Street Fund hereunder shall be subject to the following conditions:

A.     The Board of Trustees of Principal Protected Main Street Fund shall have authorized the execution of the Agreement, and the shareholders of Principal Protected Main Street Fund shall have approved the Agreement and the transactions contemplated hereby, and Principal Protected Main Street Fund shall have furnished to Main Street Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Principal Protected Main Street Fund; such shareholder approval shall have been by the affirmative vote required by the Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.     Main Street Fund shall have received an opinion dated as of the Closing Date from counsel to Principal Protected Main Street Fund, to the effect that (i) Principal Protected Main Street Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable on Principal Protected Main Street Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Principal Protected Main Street Fund. Massachusetts counsel may be relied upon for this opinion.

C.     The representations and warranties of Principal Protected Main Street Fund contained herein shall be true and correct at and as of the Closing Date, and Main Street Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Principal Protected Main Street Fund, dated as of the Closing Date, to that effect.

D.     On the Closing Date, Principal Protected Main Street Fund shall have furnished to Main Street Fund a certificate of the Treasurer or Assistant Treasurer of Principal Protected Main Street Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Principal Protected Main Street Fund as of the Closing Date.

E.     The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% of the value of the gross assets, of Principal Protected Main Street Fund at the close of business on the Valuation Date.

F.     A Registration Statement on Form N-14 filed by Main Street Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus shall have become effective under the 1933 Act.

G.     On the Closing Date, Main Street Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Main Street Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Principal Protected Main Street Fund arising out of litigation brought against Principal Protected Main Street Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Principal Protected Main Street Fund delivered to Main Street Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

H.     Main Street Fund shall have received an opinion, dated as of the Closing Date, of K&L Gates LLP, to the same effect as the opinion contemplated by Section 11.E of the Agreement.

I.     Main Street Fund shall have received at the Closing all of the assets of Principal Protected Main Street Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.     The obligations of Principal Protected Main Street Fund hereunder shall be subject to the following conditions:

A.     The Board of Directors of Main Street Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Main Street Fund shall have furnished to Principal Protected Main Street Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Main Street Fund.

B.     Principal Protected Main Street Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents, and Principal Protected Main Street Fund shall have furnished Main Street Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Principal Protected Main Street Fund.

C.     Principal Protected Main Street Fund shall have received an opinion dated as of the Closing Date from counsel to Main Street Fund, to the effect that (i) Main Street Fund is a corporation duly organized, validly existing and in good standing under the laws of Maryland with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Main Street Fund, and to authorize effectively the transactions contemplated by the Agreement, have been taken by Main Street Fund, and (iii) the shares of Main Street Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable. Maryland counsel may be relied upon for this opinion.

D.     The representations and warranties of Main Street Fund contained herein shall be true and correct at and as of the Closing Date, and Principal Protected Main Street Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Principal Protected Main Street Fund to that effect dated as of the Closing Date.

E.     Principal Protected Main Street Fund shall have received an opinion of K&L Gates LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Principal Protected Main Street Fund’s representation that there is no plan or intention by any Principal Protected Main Street Fund shareholder who owns 5% or more of Principal Protected Main Street Fund’s outstanding shares, and, to Principal Protected Main Street Fund’s best knowledge, there is no plan or intention on the part of the remaining Principal Protected Main Street Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Main Street Fund shares received in the transaction that would reduce Principal Protected Main Street Fund shareholders’ ownership of Main Street Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Principal Protected Main Street Fund shares as of the same date, and (ii) Principal Protected Main Street Fund’s representation that, as of the Closing Date, Principal Protected Main Street Fund will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

a.     The transactions contemplated by the Agreement will qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

b.     Principal Protected Main Street Fund and Main Street Fund will each qualify as a “party to a reorganization” within the meaning of Section 368(b)(2) of the Code.

c.     No gain or loss will be recognized by the shareholders of Principal Protected Main Street Fund upon the distribution of Class A, Class B, Class C and Class N shares of Main Street Fund to the shareholders of Principal Protected Main Street Fund pursuant to Section 354 of the Code.

d.     Under Section 361(a) of the Code no gain or loss will be recognized by Principal Protected Main Street Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B, Class C and Class N shares of Main Street Fund.

e.     Under Section 1032 of the Code no gain or loss will be recognized by Main Street Fund by reason of the transfer of Class A, Class B, Class C and Class N shares of Main Street Fund in exchange for substantially all of Principal Protected Main Street Fund’s assets and Main Street Fund’s assumption of certain liabilities of Principal Protected Main Street Fund.

f.     The shareholders of Principal Protected Main Street Fund will have the same tax basis and holding period for the Class A, Class B, Class C and Class N shares of Main Street Fund that they receive as they had for Principal Protected Main Street Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code, provided such shares of Principal Protected Main Street Fund were held as capital assets.

g.     The securities transferred by Principal Protected Main Street Fund to Main Street Fund will have the same tax basis and holding period in the hands of Main Street Fund as they had for Principal Protected Main Street Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code, provided such securities were held as capital assets.

F.          The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% of the value of the gross assets, of Principal Protected Main Street Fund at the close of business on the Valuation Date.

G.          A Registration Statement on Form N-14 filed by Main Street Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus (as defined in Section 15), shall have become effective under the 1933 Act.

H.          On the Closing Date, Principal Protected Main Street Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Principal Protected Main Street Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Main Street Fund arising out of litigation brought against Main Street Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Main Street Fund delivered to Principal Protected Main Street Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I.          Principal Protected Main Street Fund shall acknowledge receipt of the Class A, Class B, Class C and Class N shares of Main Street Fund.

12.     Principal Protected Main Street Fund hereby represents and warrants that:

A.     The audited financial statements as of August 31, 2009 and unaudited financial statements as of February 28, 2010 of Principal Protected Main Street Fund heretofore furnished to Main Street Fund, present fairly the financial position, results of operations, and changes in net assets of Principal Protected Main Street Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from February 28, 2010 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Principal Protected Main Street Fund, it being agreed that a decrease in the size of Principal Protected Main Street Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.     Contingent upon approval of the Agreement and the transactions contemplated thereby by Principal Protected Main Street Fund’s shareholders, Principal Protected Main Street Fund has authority to transfer all of the assets of Principal Protected Main Street Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.     The Prospectus, as amended and supplemented, contained in Principal Protected Main Street Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.     Except for this Agreement, there is no material contingent liability of Principal Protected Main Street Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Principal Protected Main Street Fund, threatened against Principal Protected Main Street Fund, not reflected in such Prospectus;

E.     Except for the Agreement, there are no material contracts outstanding to which Principal Protected Main Street Fund is a party other than those ordinary in the conduct of its business;

F.     Principal Protected Main Street Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Principal Protected Main Street Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.     All federal and other tax returns and reports of Principal Protected Main Street Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Principal Protected Main Street Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

H.     Principal Protected Main Street Fund has elected that Principal Protected Main Street Fund be treated as a regulated investment company and, for each fiscal year of its operations, Principal Protected Main Street Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Principal Protected Main Street Fund intends to meet such requirements with respect to its current taxable year.

13.	Main Street Fund hereby represents and warrants that:

A.

The audited financial statements as of August 31, 2009 and unaudited financial statements as of February 28, 2010 of Main Street Fund heretofore furnished to Principal Protected Main Street Fund, present fairly the financial position, results of operations, and changes in net assets of Main Street Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from February 28, 2010 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Main Street Fund, it being understood that a decrease in the size of Main Street Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B.

The Prospectus, as amended and supplemented, contained in Main Street Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.

Except for this Agreement, there is no material contingent liability of Main Street Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Main Street Fund, threatened against Main Street Fund, not reflected in such Prospectus;

D.	Except for this Agreement, there are no material contracts outstanding to which Main Street Fund is a party other than those ordinary in the conduct of its business;

E.

Main Street Fund is a Maryland corporation duly organized, validly existing and in good standing under the laws of Maryland; has all necessary and material federal and state authorizations to own all of its assets and to carry on its business as now being conducted; the Class A, Class B, Class C and Class N shares of Main Street Fund which it issues to Principal Protected Main Street Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in Main Street Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Main Street Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

F.

All federal and other tax returns and reports of Main Street Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Main Street Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

G.     Main Street Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Main Street Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Main Street Fund intends to meet such requirements with respect to its current taxable year;

H.     Main Street Fund has no plan or intention (i) to dispose of any of the assets transferred by Principal Protected Main Street Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C and Class N shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

I.          After consummation of the transactions contemplated by the Agreement, Main Street Fund intends to operate its business in a substantially unchanged manner.

14.     Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus (as defined in Section 15) will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Main Street Fund hereby represents to and covenants with Principal Protected Main Street Fund that, if reorganization becomes effective, Main Street Fund will treat each shareholder of Principal Protected Main Street Fund who received any of Main Street Fund’s shares as a result of the reorganization as having made the minimum initial purchase of shares of Main Street Fund received by such shareholder for the purpose of making additional investments in shares of Main Street Fund, regardless of the value of the shares of Main Street Fund received.

15.     Main Street Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.” Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Principal Protected Main Street Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

16.      The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

17.     The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

18.     All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

19.     Main Street Fund understands that the obligations of Principal Protected Main Street Fund under the Agreement are not binding upon any Trustee or shareholder of Principal Protected Main Street Fund personally, but bind only upon Principal Protected Main Street Fund and Principal Protected Main Street Fund’s property. Main Street Fund represents that it has notice of the provisions of the Declaration of Trust of Principal Protected Main Street Fund disclaiming shareholder and trustee liability for acts or obligations of Principal Protected Main Street Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND

By:     ______________________

Robert G. Zack
Secretary

OPPENHEIMER MAIN STREET FUND

By:      ______________________

Robert G. Zack

Secretary

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of Main Street Fund. As of June 24, 2010, the only persons who owned of record or were known by Main Street Fund to own beneficially 5% or more of any class of the outstanding shares of Main Street Fund were:

MLPF&S for the sole benefit of its customers, Attn: Fund Admin. #97C24, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 1,463,929.860 of Class C shares (7.27% of Class C shares then outstanding).

ING Life Ins & Annuity Comp, FBO Aliac Trade Settlement, Attn: Fund Operations, 1 Orange Way, Windsor, CT 06095-4773 which owned 378,663.910 of Class N shares (9.06% of Class N shares then outstanding).

Orchard Trust Co LLC, FBO Oppen RecordKeeperPro, 8515 E Orchard Road, Greenwood Village, CO 80111-5002, which owned 229,843.426 of Class N shares (5.50% of Class N shares then outstanding).

Oppenheimer Principal Protected Main Street Fund, c/o Brian Wixted SVP/Treas, Oppenheimer Funds, 6803 S. Tucson Way, Centennial CO, 80112-3924, which owned 839,268.342 of Class Y shares (17.55% of Class Y shares then outstanding).

Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130, which owned 511,502.024 of Class Y shares (10.70% of Class Y shares then outstanding).

Oppenheimer Lifecycle Transition 2030 Fund, Attn: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 344,333.719 of Class Y shares (7.20% of Class Y shares then outstanding).

Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001, which owned 355,899.503 of Class Y shares (7.02% of Class Y shares then outstanding).

Oppenheimer Lifecycle Transition 2020 Fund, Attn: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 293,467.035 of Class Y shares (6.13% of Class Y shares then outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admin. #97C24, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 279,850.530 of Class Y shares (5.85% of Class Y shares then outstanding).

Principal Shareholders of Principal Protected Main Street Fund. As of June 24, 2010, the only persons who owned of record or were known by Main Street Fund to own beneficially 5% or more of any class of the outstanding shares of Main Street Fund were:

MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 347,575.420 of Class B shares (6.89% of Class B shares then outstanding).

MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 216,891.531 of Class C shares (14.04% of Class C shares then outstanding).

RPSS Tr Rollover IRA FBO James F. Ziolkowski, 1037 Alva Street, Menasha, WI, 54952-2007, which owned 14,067.239 of Class N shares (19.57% of Class N shares then outstanding).

RPSS Tr Rollover IRA FBO Paul K. Milovich, 14961 Elm Avenue, Irvine, CA 92606-2610, which owned 11,018.914 of Class N shares (15.33% of Class N shares then outstanding).

RPSS Cust 403-B Plan, Milford CS, FBO Marilyn J. Garman, 3259 County Highway 44, Unadilla, NY 13849-3300, which owned 7,912.091 of Class N shares (11.01% of Class N shares then outstanding).

RPSS TR Rollover IRA, FBO Gerald F. Lakin, 425 Merry Hills Drive, High Point, NC 27262-8364, which owned 7,615.821 of Class N shares (10.59% of Class N shares then outstanding).

RPSS TR Rollover IRA, FBO Michael Blicher, 6104 Lake Waldon Drive, Clarkston, MI 48346-2287, which owned 6,466.028 of Class N shares (8.99% of Class N shares then outstanding).

RPSS TR IRA, FBO Joanne M. Fead, 13209 Hillsborough Drive, Omaha, NE 68164-6011, which owned 4,438.126 of Class N shares (6.17% of Class N shares then outstanding).

RPSS Tr IRA FBO William R. Fead, 13209 Hillsborough Drive, Omaha, NE 68165-6011, which owned 4,415.633 of Class N shares (6.14% of Class N shares then outstanding).

B-1

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROSPECTUS AND PROXY STATEMENT
OF

OPPENHEIMER MAIN STREET FUND

PART B

Acquisition of the Assets of

OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND

By and in exchange for Shares of

OPPENHEIMER MAIN STREET FUND

This Statement of Additional Information (the “SAI”) to this combined Prospectus and Proxy Statement relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Principal Protected Main Street Fund (“Principal Protected Main Street Fund”) for Class A, Class B, Class C and Class N shares of Oppenheimer Main Street Fund (“Main Street Fund”) (the “Reorganization”).

This SAI consists of this Cover Page and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional Information of Principal Protected Main Street Fund dated December 29, 2009, as on January 13, 2010 and March 16, 2010; (ii) the Statement of Additional Information of Main Street Fund dated December 29, 2009, (iii) the annual report of Principal Protected Main Street Fund dated August 31, 2009, which includes audited financial statements of Principal Protected Main Street Fund for the 12-month period ended August 31, 2009 and management’s discussion of fund performance; (iv) the annual report of Main Street Fund dated August 31, 2009, which includes audited financial statements for the 12-month period ended August 31, 2009 and management’s discussion of fund performance; (v) the semi-annual report of Principal Protected Main Street Fund dated February 28, 2010, which includes unaudited financial statements for the 6-month period ended February 28, 2010; and (vi) the semi-annual report of Main Street Fund dated February 28, 2010, which includes unaudited financial statements for the 6-month period ended February 28, 2010.

This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated July 1, 2010 relating to the Reorganization. You can request a copy of the combined Prospectus and Proxy Statement by calling 1-800-225-5677, by visiting the website at www.oppenheimerfunds.com or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is July 1, 2010.

PRO FORMA FINANCIAL STATEMENTS

     Pro forma financial statements demonstrating the effect of the Reorganization on Main Street Fund are not necessary because the net asset value of Principal Protected Main Street Fund does not exceed ten percent of the net asset value of Main Street Fund as of May 31, 2010.

                                     PROXY CARD

OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2010

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Brian Petersen, Stephanie Bullington and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Principal Protected Main Street Fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on August 20, 2010, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Prospectus and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

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Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

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Signature                    Date

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Signature (if held jointly)               Date

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Title if a corporation, partnership or other entity

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YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: “TAG ID”                                                   CUSIP: “CUSIP” PROXY CARD

OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

PROPOSAL:

1.

To approve an Agreement and Plan of Reorganization between Oppenheimer Principal Protected Main Street Fund® (“Principal Protected Main Street Fund”) and Oppenheimer Main Street Fund® (“Main Street Fund”) and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Principal Protected Main Street Fund to Main Street Fund in exchange for Class A, Class B, Class C and Class N shares of Main Street Fund, (b) the distribution of such shares of Main Street Fund to the Class A, Class B, Class C and Class N shareholders of Principal Protected Main Street Fund in complete liquidation of Principal Protected Main Street Fund and (c) the cancellation of the outstanding shares of Principal Protected Main Street Fund.

.	FOR	AGAINST	ABSTAIN
	□	□	□

1 “Extraordinary Expenses,” as defined in Principal Protected Main Street Fund’s Prospectus, means any Fund fees and expenses that are not incurred or accrued in the ordinary course of the Fund’s business (including for example, all costs of defending or prosecuting any claim, or litigation, to which the Fund is a party, together with any amounts in judgment, settlement or indemnification expense incurred by the Fund or any other non-recurring, non-operating expenses). If the Fund’s assets are invested completely and irreversibly in the debt portfolio, Extraordinary Expenses will also include any Fund fees and expenses incurred in excess of the Fund’s expense limits whether or not incurred in the ordinary course of the Fund’s business. Those expense limits are 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares and 1.55% for Class N shares. The Fund will invest its assets completely and irreversibly in the debt portfolio if the Warranty Formula provides for such allocation or if, under the terms of the Warranty Agreement, the Warranty Provider exercises its right to instruct the Manager to allocate the Fund’s assets to the debt portfolio, or deliver to the Fund’s Custodian pre-signed instructions from the Manager instructing the Custodian to immediately allocate all of the assets of the Fund to the debt portfolio.

OPPENHEIMER MAIN STREET FUNDS, INC.

FORM N-14

PART C

OTHER INFORMATION

Item 15. - Indemnification

Reference is made to the provisions of Article Seventh of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 16(1) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16. - Exhibits

(1)     (i)     Articles of Incorporation dated October 2, 1987: Filed with Registrant's Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

     (ii)     Amended Articles of Incorporation dated December 9, 1987: Filed with Registrant's Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

     (iii)     Articles Supplementary to the Articles of Incorporation dated August 18, 1988: Filed with Registrant's Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

     (iv)     Articles Supplementary to the Articles of Incorporation dated January 20, 1989: Filed with Registrant's Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

     (v)     Articles Supplementary to the Articles of Incorporation dated April 16, 1990: Filed with Registrant's Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

     (vi)     Amendment to the Articles of Incorporation dated August 27, 1993: Filed with Registrant's Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

     (vii)     Amendment to the Articles of Incorporation dated October 20, 1993: Filed with Registrant's Post-Effective Amendment No. 12, (10/25/93), and incorporated herein by reference.

     (viii)     Articles Supplementary to the Articles of Incorporation dated October 27, 1993: Filed with Registrant's Post-Effective Amendment No. 14, (9/30/94), and incorporated herein by reference.

(ix)     Articles Supplementary to the Articles of Incorporation dated November 29, 1993: Filed with Registrant's Post-Effective Amendment No. 14, (9/30/94), and incorporated herein by reference.

(x)     Articles Supplementary to the Articles of Incorporation dated April 28, 1994: Filed with Registrant's Post-Effective Amendment No. 14, (9/30/94), and incorporated herein by reference.

(xi)     Articles Supplementary to the Articles of Incorporation dated September 30, 1994: Filed with Registrant's Post-Effective Amendment No. 14, (9/30/94), and incorporated herein by reference.

(xii)     Articles Supplementary to the Articles of Incorporation dated August 30, 1996: Previously filed with Registrant's Post-Effective Amendment No. 19, (10/30/96), and incorporated herein by reference.

(xiii)	Articles Supplementary to the Articles of Incorporation dated September 30, 1996: Previously filed with Registrant's Post-Effective Amendment No. 19, (10/30/96), and incorporated herein by reference.

(xiv)	Articles Supplementary to the Articles of Incorporation dated November 30, 1998. Previously filed with Registrant’s Post-Effective Amendment No. 23, (12/22/98), and incorporated herein by reference.

(xv)	Articles Supplementary to the Articles of Incorporation dated December 19, 2000. Previously filed with Registrant’s Post-Effective Amendment No. 26, (12/20/00), and incorporated herein by reference.

(xvi)	Amendment to the Articles of Incorporation effective April 30, 2003: Previously filed with Registrant’s Post-Effective Amendment No. 30, (10/21/03), and incorporated herein by reference.

(2)     Amended By-Laws dated December 19, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 26, (12/20/00) and incorporated herein by reference.

(3)     Not applicable.

(4)     Form of Agreement and Plan of Reorganization: Filed herewith as Exhibit A to the Combined Prospectus and Proxy Statement.

(5)     (i)     Specimen Class A Stock Certificate - Oppenheimer Main Street Fund: Previously filed with Registrant’s Post-Effective Amendment No. 30, (10/21/03), and incorporated herein by reference.

     (ii)     Specimen Class B Stock Certificate - Oppenheimer Main Street Fund: Previously filed with Registrant’s Post-Effective Amendment No. 30, (10/21/03), and incorporated herein by reference.

Specimen Class C Stock Certificate - Oppenheimer Main Street Fund: Previously filed with Registrant’s Post-Effective Amendment No. 30, (10/21/03), and incorporated herein by reference.

Specimen Class N Stock Certificate - Oppenheimer Main Street Fund: Previously filed with Registrant’s Post-Effective Amendment No. 30, (10/21/03), and incorporated herein by reference.

Specimen Class Y Stock Certificate - Oppenheimer Main Street Fund: Previously filed with Registrant’s Post-Effective Amendment No. 30, (10/21/03), and incorporated herein by reference.

(6)     Amended and Restated Investment Advisory Agreement dated January 1, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 33, (12/23/05), and incorporated herein by reference.

(7)     (i)     General Distributor's Agreement dated October 13, 1992: Previously filed with Registrant's Post-Effective Amendment No. 11, (8/25/93), and incorporated herein by reference.

(ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.

(iii)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.

(iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.

(v)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

(vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.

(8)     Form of Oppenheimer Funds Compensation Deferral Plan, as Amended and Restated Effective January 1, 2008: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333- 121449), (5/29/09), and incorporated herein by reference.

(9)     (i)     Global Custody Agreement dated February 16, 2007: Previously filed with Post-Effective Amendment No. 57 to the Registration Statement of Oppenheimer Rising Dividends Fund (Reg. No. 2-65223), (7/31/07), and incorporated herein by reference.

     (ii)     Amendment No. 1 dated 7/20/07 to the Global Custody Agreement: Previously filed with Post-Effective Amendment No. 57 to the Registration Statement of Oppenheimer Rising Dividends Fund (Reg. No. 2-65223), (7/31/07), and incorporated herein by reference.

(10)     (i)     Amended and Restated Service Plan and Agreement for Class A shares of Oppenheimer Main Street Fund dated October 28, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.

(ii)

Amended and Restated Distribution and Service Plan and Agreement for Class B shares Oppenheimer Main Street Fund dated October 28, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.

(iii)

Amended and Restated Distribution and Service Plan and Agreement for Class C shares of Oppenheimer Main Street Fund dated October 28, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.

(iv)

Amended and Restated Distribution and Service Plan and Agreement for Class N shares of Oppenheimer Main Street Fund dated October 28, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.

(11)	Opinion and Consent of Counsel: Previously filed with Pre-effective Amendment No. 3 to the Registration Statement of Registrant (Reg. No. 333-166553) (6/4/10), and incorporated herein by reference.

(12)     Form of Tax Opinion: To be filed by post-effective amendment.

(13)     Not Applicable.

(14)     Independent Registered Public Accounting Firm's Consent: Filed herewith.

(15)     Not Applicable.

(16)     Powers of Attorney dated August 26, 2009 for all Trustees/Directors and Officers: Previously filed with Post-Effective Amendment No. 24 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-128848), (11/20/09), and incorporated herein by reference.

(17)     Not Applicable.

Item 17. – Undertakings

(1)     The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)     The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)     The undersigned registrant agrees to file by post-effective amendment, promptly upon closing of the merger, the tax opinion of counsel regarding the transaction contemplated by the Reorganization Agreement qualifying as a tax-free reorganization under the Internal Revenue Code.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 25th day of June, 2010.

                                           OPPENHEIMER MAIN STREET FUND.

                                           By:     William F. Glavin, Jr.*

                                                      William F. Glavin, Jr., President,

                                                      Principal Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                                 Title                                                                      Date

William L. Armstrong*                              Chairman of the                                                     June 25, 2010
William L. Armstrong                                Board of Directors

William F. Glavin, Jr *                              President, Principal Executive                              June 25, 2010
William F. Glavin, Jr                                Officer and Director

Brian W. Wixted*                                      Treasurer, Principal                                              June 25, 2010
Brian W. Wixted                                        Financial & Accounting Officer

George C. Bowen*                                     Director                                                                June 25, 2010
George C. Bowen

Edward L. Cameron*                                  Director                                                                June 25, 2010
Edward L. Cameron

Jon S. Fossel*                                             Director                                                                June 25, 2010
Jon S. Fossel

Sam Freedman*                                           Director                                                                June 25, 2010
Sam Freedman

Beverly L. Hamilton*                                  Director                                                                June 25, 2010
Beverly L. Hamilton

Robert J. Malone*                                       Director                                                                June 25, 2010

Robert J. Malone

F. William Marshall, Jr.*                            Director                                                                June 25, 2010
F. William Marshall, Jr.

*By:     /s/ Mitchell J. Lindauer
            Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER MAIN STREET FUND

Registration Statement No. 333- 166553

EXHIBIT INDEX

Exhibit No.         Description

(14)                     Independent Registered Public Accounting Firm's Consent